-3-

                                  EXHIBIT 99.3




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                    STRUCTURED ASSET SECURITIES CORPORATION,
                                    Depositor

                             LASALLE NATIONAL BANK,
                                     Trustee

                      GMAC COMMERCIAL MORTGAGE CORPORATION,
                                    Servicer

                                       and

                    CRIIMI MAE SERVICES LIMITED PARTNERSHIP,
                                Special Servicer



                        ---------------------------------


                           SPECIAL SERVICING AGREEMENT


                           Dated as of October 1, 1996

                        ---------------------------------



================================================================================

                                TABLE OF CONTENTS
                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01  DEFINITIONS....................................................  1

                                   ARTICLE II

                             ADMINISTRATION OF FUNDS

Section 2.01  APPLICATION OF FUNDS RECEIVED..................................  5
Section 2.02  SPECIAL SERVICER REPORTS TO THE TRUSTEE, RATING AGENCIES,
              SERVICER AND OPERATING ADVISER.................................  6
Section 2.03  THE SPECIAL SERVICER TO REPORT TO THE OPERATING ADVISER........  7
Section 2.04  THE SPECIAL SERVICER TO COOPERATE WITH THE SERVICER............  7

                                       ii

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                                                                            PAGE


                                   ARTICLE III

                                   TERMINATION

Section 3.01  TERMINATION....................................................  9
Section 3.02  PROCEDURE FOR TERMINATION...................................... 10

                                   ARTICLE IV

                         ADMINISTRATION AND SERVICING OF
              SPECIALLY SERVICED MORTGAGE LOANS BY SPECIAL SERVICER

Section 4.01  DUTIES OF SPECIAL SERVICER....................................  11
Section 4.02  FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY.......  12
Section 4.03  THE SPECIAL SERVICER'S FINANCIAL STATEMENTS AND RELATED
              INFORMATION...................................................  13
Section 4.04  THE SPECIAL SERVICER TO ACT AS SPECIAL SERVICER...............  13
Section 4.05  "DUEONSALE" CLAUSES; ASSUMPTION AGREEMENTS; MODIFICATIONS OF
              MORTGAGE LOANS................................................  17
Section 4.06  RELEASE OF MORTGAGE FILES.....................................  21
Section 4.07  DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF THE SPECIAL
              SERVICER TO BE HELD FOR TRUSTEE...............................  22
Section 4.08  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPECIAL
              SERVICER......................................................  23
Section 4.09  STANDARD HAZARD AND FLOOD INSURANCE POLICIES..................  26
Section 4.10  PRESENTMENT OF CLAIMS AND COLLECTION OF PROCEEDS..............  27
Section 4.11  COMPENSATION TO THE SPECIAL SERVICER..........................  27
Section 4.12  REALIZATION UPON DEFAULTED MORTGAGE LOANS.....................  28
Section 4.13  FORECLOSURE...................................................  30
Section 4.14  OPERATION OF REO PROPERTY.....................................  30
Section 4.15  SALE OF REO PROPERTY..........................................  34
Section 4.16  REALIZATION ON COLLATERAL SECURITY............................  35
Section 4.18  ANNUAL OFFICER'S CERTIFICATE AS TO COMPLIANCE.................  36
Section 4.19  ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING REPORT..............  36
Section 4.20  MERGER OR CONSOLIDATION.......................................  36
Section 4.21  RESIGNATION OF THE SPECIAL SERVICER...........................  37
Section 4.22  ASSIGNMENT OR DELEGATION OF DUTIES BY THE SPECIAL SERVICER....  38
Section 4.23  LIMITATION ON LIABILITY OF THE SPECIAL SERVICER AND OTHERS....  38
Section 4.24  INDEMNIFICATION; THIRD PARTY CLAIMS...........................  38
Section 4.25  THE SPECIAL SERVICER'S QUALIFICATION TO SERVICE...............  41
Section 4.26  THE SPECIAL SERVICER NOT TO OWN RESIDUAL CERTIFICATES.........  41
Section 4.27  TAX REPORTING.................................................  41

                                    ARTICLE V

                              REMIC ADMINISTRATION

Section 5.01  COMPLIANCE WITH REMIC PROVISIONS..............................  41

                                       iii

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                                                                            PAGE

Section 5.02  MODIFICATIONS OF MORTGAGE LOANS...............................  42

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

Section 6.01  BINDING NATURE OF AGREEMENT; BENEFITS OF AGREEMENT............  42
Section 6.02  ENTIRE AGREEMENT..............................................  42
Section 6.03  AMENDMENT.....................................................  42
Section 6.04  GOVERNING LAW.................................................  43
Section 6.05  NOTICES.......................................................  43
Section 6.06  SEVERABILITY OF PROVISIONS..................................... 43
Section 6.07  INDULGENCES; NO WAIVERS.......................................  44
Section 6.08  HEADINGS NOT TO AFFECT INTERPRETATION.........................  44
Section 6.09  COUNTERPARTS..................................................  44
Section 6.10  REMEDIES OF THE TRUSTEE.......................................  44
Section 6.11  SUCCESSORS AND ASSIGNS........................................  44


EXHIBIT A     Form of Trust Receipt

SCHEDULE I Amount of Principal and Interest Collected by the Special Servicer to be distributed to the Servicer for Application of Funds

SCHEDULE II   REO Statement of Earnings

                  SPECIAL SERVICING AGREEMENT, dated as of October 1, 1996 (this "Agreement"), among Structured Asset Securities Corporation as depositor (together with its permitted successors and assigns, the "DEPOSITOR"), LaSalle National Bank as trustee (together with its permitted successors and assigns, the "TRUSTEE") for the LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2, GMAC Commercial Mortgage Corporation as servicer (together with its permitted successors and assigns, the "SERVICER") and CRIIMI MAE Services Limited Partnership as special servicer (together with its permitted successors and assigns, the "SPECIAL SERVICER").

                              PRELIMINARY STATEMENT

                  The parties hereto, together with ABN AMRO Bank N.V. as fiscal agent (together with its permitted successors and assigns, the "FISCAL AGENT"), have entered into a Trust Agreement of even date herewith (the "TRUST AGREEMENT"), whereby a trust designated as LB Commercial Conduit Mortgage Trust II (the "TRUST") is to be created and the LB Commercial Conduit Mortgage Trust II, Multiclass Pass-Through Certificates, Series 1996-C2 will be issued. The assets of the Trust (collectively, the "TRUST FUND") will consist primarily of a segregated pool of Mortgage Loans (as defined herein) and certain related assets identified in the Trust Agreement.

                  The parties hereto have duly executed and delivered this Agreement to provide for the special servicing of the Specially Serviced Mortgage Loans and the management of the REO Properties (each as defined herein) by the Special Servicer. The Trustee is entering into this Agreement on behalf of the Trust for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  As provided in the Trust Agreement, the Trustee, on behalf of the Trust, will make, or will cause to be made, three separate elections for designated portions of the Trust Fund to each be treated for federal income tax purposes as a "real estate mortgage investment conduit (a "REMIC").

                  In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01     DEFINITIONS.

                  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Trust Agreement or, if not defined therein, then in the Servicing Agreement. In addition, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "ACCEPTED SERVICING PRACTICES" means, with respect to the Special Servicer, the customary and usual servicing standards and practices and asset management standards and practices of prudent institutional commercial and multifamily mortgage loan servicers and asset managers servicing on behalf of third parties performing and non-performing mortgage loans comparable to the Specially Serviced Mortgage Loans and/or administering real properties comparable to the REO Properties in the jurisdictions where the related Mortgaged Properties and/or such REO Properties are located, and with a view to the maximization of related Net Collections on a present value basis (the relevant discounting to be performed at the related Net Mortgage Rate), but without regard to: (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer may have with the related Mortgagor; (ii) the ownership of any Certificate by the Special Servicer or any Affiliate of the Special Servicer; (iii) the Special Servicer's right to receive compensation for its services under the Transaction Documents or with respect to any particular transaction; and (iv) the servicing by the Servicer of the Mortgage Loans that are not Specially Serviced Mortgage Loans.

                  "AGREEMENT" means this Special Servicing Agreement and all amendments and supplements hereto.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "DELINQUENT LOAN STATUS REPORT" means a report substantially in the form of EXHIBIT D to the Servicing Agreement.

                  "DEPOSITOR" means Structured Asset Securities Corporation or its successor-in- interest.

                  "DIRECTLY OPERATE" means, with respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer or any SubServicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "ESTIMATE" has the meaning set forth in Section 4.04(c).

                  "EVENT OF DEFAULT" has the meaning set forth in Section
3.01(b).

                  "FINAL RECOVERY DETERMINATION" has the meaning set forth in the Servicing Agreement.

                  "FISCAL AGENT" has the meaning set forth in the Preliminary Statement.

                  "HISTORICAL LIQUIDATION LOSS REPORT" means a report substantially in the form of EXHIBIT E to the Servicing Agreement.

                  "HISTORICAL LOAN MODIFICATION REPORT" means a report substantially in the form of EXHIBIT F to the Servicing Agreement.

                  "INDEPENDENT CONTRACTOR" means any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Trustee, the Servicer, the Special Servicer or the Trust, delivered to the Trustee, the Servicer and the Special Servicer), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee, the Servicer and the Special Servicer of an Opinion of Counsel, which shall be at no expense to the Trustee, the Servicer, the Special Servicer or the Trust, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "NET COLLECTIONS" means, with respect to any Specially Serviced Mortgage Loan, Rehabilitated Mortgage Loan or REO Property, the total of (i) any payments with respect to such Mortgage Loan, (ii) Net Operating Income with respect to the related Mortgaged Property or such REO Property, and/or (iii) Net Liquidation Proceeds with respect to such Mortgage Loan or REO Property, that is, in each such case, allocable as a recovery of principal of and/or interest (adjusted to the related Net Mortgage Rate) on such Mortgage Loan or the related REO Loan or as a recovery of a Net Prepayment Premium with respect thereto.

                  "NET OPERATING INCOME" means Operating Income minus Operating Expenses.

                  "NEW LEASE" means any lease of REO Property entered into on behalf of REMIC I, including any lease renewed, modified or extended on behalf of REMIC I if REMIC I has the right to renegotiate the terms of such lease.

                  "NONRECOVERABILITY NOTICE" means written notice from the Servicer, the Trustee or the Fiscal Agent stating its determination that any required Servicing Advance made with respect to all or any part of the expenses included in an Estimate or a Resolution Estimate, as the case may be, would be a Nonrecoverable Advance.

                  "OPERATING EXPENSES" means, with respect to any Mortgaged Property or REO Property, all expenses incurred in connection with the ownership, operation, maintenance, repair and leasing of the Mortgaged Property or REO Property, but shall not include the cost of capital improvements, depreciation or interest, principal, premiums, penalties and any other amounts due


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                                        4

under the related Mortgage Loan or any other indebtedness to which such Mortgaged Property or REO Property is subject.

                  "OPERATING INCOME" means all income derived from a Mortgaged Property or an REO Property other than Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds and other funds required to be held in trust by the Mortgagor (i.e, security deposits) for the benefit of a third party until any such amounts are released to the Mortgagor.

                  "PROPERTY VALUATION" has the meaning set forth in Section 4.04(b).

                  "REMIC" has the meaning set forth in the Preliminary
Statement.

                  "RENTS FROM REAL PROPERTY" means, with respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO ACCOUNT" has the meaning set forth in Section 4.14(a).

                  "REO STATUS REPORT" means a report substantially in the form of EXHIBIT I to the Servicing Agreement.

                  "REQUIRED APPRAISAL LOAN" has the meaning set forth in Section 4.04(b).

                  "RESOLUTION ESTIMATE" has the meaning set forth in Section 4.04(c).

                  "SERVICER" means GMAC Commercial Mortgage Corporation and its permitted successors or assigns.

                  "SERVICING AGREEMENT" means the Servicing Agreement, dated as of October 1, 1996, among the Depositor, the Trustee, the Servicer and the Special Servicer, as such agreement may from time to time be amended, supplemented or otherwise modified.

                  "SERVICING OFFICER" means, with respect to the Special Servicer, any officer or employee of the Special Servicer involved in, or responsible for, the administration and servicing of the Specially Serviced Mortgage Loans and any REO Properties whose name and specimen signature appear on a list of servicing officers or employees furnished to the Trustee and the Servicer by the Special Servicer as such list may from time to time be amended.

                  "SPECIAL SERVICER" means CRIIMI MAE Services Limited Partnership and its permitted successors or assigns.

                  "SPECIAL SERVICER ERRORS AND OMISSIONS INSURANCE POLICY" means an errors and omissions insurance policy with a Qualified Insurer maintained by the Special Servicer which names the Trustee as loss payee.

                  "SPECIAL SERVICER FIDELITY BOND" means a bond or insurance policy with a Qualified Insurer under which the insurer (i) agrees to indemnify the Special Servicer (subject to standard exclusions) for all losses (less any deductible) sustained as a result of any theft, embezzlement, fraud or other dishonest act on the part of the Special Servicer's directors, officers, employees or other Persons acting on behalf of the Special Servicer, (ii) which provides for limits of liability under such bond for each director, officer or employee of not less than the amount that would be required for the Special Servicer by FNMA or FHLMC with respect to multifamily mortgage loans and as is customary to servicers of commercial mortgage loans and (iii) which names the Trustee as loss payee.

                  "SPECIAL SERVICER REMITTANCE DATE" means the second Business Day following each Determination Date.

                  "SPECIALLY SERVICED MORTGAGED LOAN" has the meaning set forth in the Servicing Agreement.

                  "SPECIAL SERVICING BASIC FEE" means the amount described in
Section 4.11(a)(i).

                  "SPECIAL SERVICING COMPENSATION" means the Special Servicing Basic Fee and the Special Servicing Supplemental Fee.

                  "SPECIAL SERVICING SUPPLEMENTAL FEE" means the amount described as such in Section 4.11(a)(ii).

                  "TRUST" has the meaning set forth in the Preliminary
Statement.

                  "TRUST AGREEMENT" means the Trust Agreement, dated as of October 1, 1996, among the Depositor, the Trustee, the Servicer, the Special Servicer and the Fiscal Agent, as such agreement may from time to time be amended, supplemented or otherwise modified.

                  "TRUST FUND" has the meaning set forth in the Preliminary Statement.

                  "TRUSTEE" means LaSalle National Bank, as trustee of the Trust, and its permitted successors and assigns.



                                   ARTICLE II

                             ADMINISTRATION OF FUNDS

                  Section 2.01      APPLICATION OF FUNDS RECEIVED.

                  The Servicer is obligated under the terms of the Servicing Agreement to collect all payments with respect to the Mortgage Loans (other than income with respect to REO Property). If, however, the Special Servicer receives any payments with respect to any Mortgage Loan (other than REO Property) it shall, within two Business Days of receipt of any amounts attributable to payments with respect to, or the Net Liquidation Proceeds derived from the foreclosure (or similar action) in respect of, any Mortgage Loan, and the Net Liquidation

Proceeds derived from the sale of any Mortgage Loan or REO Property, as well as any Default Interest, late payment charges and similar items collected on any Mortgage Loan (but not including amounts attributable to income, Insurance Proceeds or Condemnation Proceeds from any REO Property, which shall be deposited in the applicable REO Account as provided in Section 4.14 or, in the case of Insurance Proceeds or Condemnation Proceeds, applied to the restoration or repair of the related REO Property), either (i) deliver such amounts to the Servicer (endorsed, if appropriate, without recourse or warranty, to the order of the Servicer), or (ii) deposit such amounts, or cause such amounts to be deposited, in the Custodial Account. The Special Servicer shall notify the Servicer by facsimile transmission of all such amounts received on or before the date required for the making of such delivery or deposit, as the case may be, indicating the Mortgage Loan or REO Property to which any such amount is to be applied.

                  Section 2.02 SPECIAL SERVICER REPORTS TO THE TRUSTEE, RATING AGENCIES, SERVICER AND OPERATING ADVISER.

                  (a) On the second Business Day after each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Servicer and each of the Rating Agencies a report, on a computer readable magnetic medium or a computer diskette, setting forth the information required by SCHEDULE I and
SCHEDULE II attached hereto.

                  (b) The Servicer shall provide to the Special Servicer and each of the Rating Agencies a report containing, to the extent available to the Servicer, the information with respect to Specially Serviced Mortgage Loans required by SCHEDULE I and SCHEDULE II hereto on or prior to each Determination Date.

                  (c) Not later than the Special Servicer Remittance Date each month, the Special Servicer shall forward, in computer readable magnetic medium in the format set forth on Exhibits D, E, F and I of the Servicing Agreement:
(1) to the Servicer all information the Servicer will be required to include in the Delinquent Loan Status Report, the Historical Liquidation Loss Report, the Historical Loan Modification Report and the REO Status Report that the Servicer is obligated to deliver to the Trustee, to the extent such information relates to any Specially Serviced Mortgage Loan or any REO Property and (2) to the Servicer, the Trustee, the Depositor, the Operating Adviser and each of the Rating Agencies a statement setting forth: (i) the status of each REO Account as of the close of business on such Special Servicer Remittance Date, (ii) information, for the period from the day following the preceding Special Servicer Remittance Date (or, in the case of the initial Special Servicer Remittance Date, from the Cut-off Date) to such Special Servicer Remittance Date, as to the aggregate of deposits into and withdrawals from each REO Account for each category of deposit and each category of withdrawal specified in
Section 4.14, and (iii) a statement that all amounts that the Special Servicer is required by the terms of this Agreement to deliver to the Servicer or deposit in the Custodial Account on such Special Servicer Remittance Date have been so delivered or deposited (or, if any amount required to be so delivered or deposited has not been so delivered or deposited, information regarding the nature and status of such amount). The Special Servicer shall also deliver to the Servicer and the Trustee, upon the reasonable written request of either of them, any and all additional information in the possession of the Special Servicer relating to the Specially Serviced Mortgage Loans and the REO Properties. The Special Servicer shall indemnify the Trust, the Servicer and the Trustee for any liability of or assessment against any of them resulting from any error resulting from the bad faith, negligence or willful malfeasance of the Special Servicer in any of the information the Special Servicer is required to prepare under this Agreement, but shall have no obligation to so indemnify with respect to information correctly provided to the Servicer by the Special Servicer but incorrectly reflected in the information delivered to the Trustee by the Servicer.

                  (d) The Special Servicer shall use its reasonable efforts to obtain copies of all of the monthly, quarterly and annual operating statements for each Mortgaged Property and monthly, quarterly and annual rent rolls for each Mortgaged Property, regardless of whether the related Mortgage Loan documents require the Mortgagor to provide such information.

                  Not later than the fifth Business Day following the Determination Date each month, commencing in December 1996, the Special Servicer shall deliver to the Trustee and the Rating Agencies an Operating Statement Analysis with respect to all quarterly and annual operating statements and rent rolls received by the Special Servicer during the related Collection Period (including attached copies of such operating statements and rent rolls on which it is based) with respect to Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans, including, among other things, information regarding the applicable Debt Service Coverage Ratio. With respect to each Mortgage Loan and Group of Cross-Collateralized Mortgage Loans for which the Special Servicer receives monthly but not quarterly operating statements and rent rolls, the Special Servicer shall deliver to the Trustee and the Rating Agencies an Operating Statement Analysis based thereon once per calendar quarter. Each such Operating Statement Analysis will be provided to the Servicer upon request.

                  (e) Not later than the Special Servicer Remittance Date each month, the Special Servicer shall deliver to the Servicer, in computer readable magnetic medium in the format set forth on Exhibit B of the Servicing Agreement, the information in the possession of the Special Servicer necessary for the Servicer to complete the Comparative Financial Status Report.

                  (f) The Special Servicer shall cooperate with the Servicer and provide the Servicer with the information in the possession of the Special Servicer reasonably requested by the Servicer, in writing, to the extent required to allow the Servicer to perform its obligations under the Transaction Documents with respect to the Mortgage Loans and REO Properties.

                  Section 2.03 THE SPECIAL SERVICER TO REPORT TO THE OPERATING ADVISER.

                  As and to the extent provided in Section 5.10 of the Trust Agreement, the Special Servicer shall seek the advice and approval of, and take direction from, the Operating Adviser elected pursuant to Section 5.08 of the Trust Agreement.

                  Section 2.04 THE SPECIAL SERVICER TO COOPERATE WITH THE SERVICER.

                  (a) The Special Servicer shall furnish reports (including any property inspection reports), certifications, Appraisals and information reasonably requested by the Servicer to enable it to perform its duties under the Servicing Agreement; provided that no such request shall (i) require or cause the Special Servicer to violate any provision of the Transaction Documents, including, without limitation, the Special Servicer's obligation to act in accordance with the servicing standards set forth in Section 4.01 of this Agreement and to maintain the REMIC status of each of REMIC I, REMIC II and REMIC III or (b) expose the Special Servicer, the Trust, the Trustee or the Fiscal Agent to liability or materially expand the scope of the Special Servicer's responsibilities under the Transaction Documents. The Special Servicer shall notify the Servicer promptly of any cost or expense with respect to which the Servicer is required under the Transaction Documents to make Servicing Advances. The Special Servicer shall forward to the Servicer promptly upon receipt all invoices relating to Servicing Advances that the Servicer has made or is obligated to make.

                  (b) The Special Servicer shall from time to time make reports and recommendations and provide analyses to the Operating Adviser with respect to the following matters:

                           (i) whether the foreclosure of a Mortgaged Property
                  relating to a Specially Serviced Mortgage Loan would be in the best economic interests of the Certificateholders (taken as a whole);

                           (ii) if the Operating Adviser elects to proceed with
                  a foreclosure, whether a deficiency judgment should or should not be sought because the likely recovery will or will not be sufficient to warrant the expense of obtaining such a judgment;

                           (iii) whether the waiver or enforcement of any
                  "due-on-sale" clause or "due-on-encumbrance" clause contained in a Mortgage Loan is in the best economic interests of the Certificateholders (taken as a whole);

                           (iv) in connection with any proposed assumption
                  agreement with a Person to whom a Mortgaged Property securing a Specially Serviced Mortgage Loan is to be conveyed, or the release of the original Mortgagor from liability upon a Specially Serviced Mortgage Loan and the substitution of a new Mortgagor, whether the credit status of the prospective new or substitute Mortgagor would meet a prudent lender's underwriting standards for multifamily and commercial mortgage loans originated by it; and

                           (v) in connection with the foreclosure on a Specially
                  Serviced Mortgage Loan secured by a Mortgaged Property which is not in compliance with all applicable Environmental Laws, including, without limitation, CERCLA, whether it is in the best economic interests of the Certificateholders (taken as a whole) to take the actions and incur the expense that would be required in order to bring the Mortgaged Property into compliance therewith and an estimate of the cost of doing so.

                  (c) In addition to providing assistance to the Operating Adviser as provided in Section 2.04(b), the Special Servicer shall, with respect to any proposed modification (which shall include any proposed release, substitution or addition of collateral), extension, waiver, amendment, discounted payoff or sale of a Specially Serviced Mortgage Loan, prepare and deliver to the Operating Adviser a summary of such proposed action and an analysis of whether such action is reasonably likely to produce a greater recovery of Net Collections on a present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than liquidation of such Mortgage Loan. Such analysis shall specify the basis on which the Special Servicer has made such determination, including the status of any existing material default or the grounds for concluding that a payment default is reasonably foreseeable.

                  (d) Any and all reports provided by the Special Servicer to any of the Servicer and the Operating Adviser shall also be delivered to the Trustee.


                                   ARTICLE III

                                   TERMINATION

                  Section 3.01      TERMINATION.

                  (a) The obligations of the Special Servicer under the Transaction Documents (other than the obligation of the Special Servicer to make payments to the Servicer as set forth in Sections 2.01 and 4.14(b) and the obligations of the Special Servicer pursuant to Sections 4.08(b) and 4.24) shall terminate on the date which is the earlier of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund or (B) the disposition of all REO Property remaining in the Trust Fund; or
(ii) except as otherwise provided in Section 3.02(b), 60 days following the date on which the Trustee or the Depositor shall have given written notice to the Special Servicer that such obligations are terminated pursuant to Section 3.01(b) or 3.01(c).

                  (b) The Trustee or the Depositor may terminate the Special Servicer's obligations under the Transaction Documents by delivering to the Special Servicer (with a copy to the other parties hereto) a written notice of such termination upon the occurrence of any of the following events (each, an "EVENT OF DEFAULT"): (i) any failure by the Special Servicer to remit to the Servicer or deposit in the REO Account or the Custodial Account when due any amount required to be so remitted or deposited under the terms of any of the Transaction Documents; (ii) any breach on the part of the Special Servicer of any material obligation set forth in the Transaction Documents which continues unremedied for 60 days after notice of such breach given by the Trustee or the Servicer; (iii) the Special Servicer shall have made one or more false or misleading representations or warranties herein that materially and adversely affects the interests of the Certificateholders and shall not have remedied each such false or misleading representation or warranty within 60 days after notice thereof given by the Trustee or the Servicer; (iv) a trustee, receiver or conservator or similar person shall have been appointed for the Special Servicer or its property in any bankruptcy, insolvency or similar proceeding; (v) the Special Servicer shall have executed an assignment for the benefit of its creditors; or (vi) a change in the status of the Special Servicer that would result in a qualification, downgrading or withdrawal of the ratings on the Certificates that are rated. Any such notice shall specify the reason for the termination.

                  (c) The Trustee shall terminate the services of the Special Servicer under the Transaction Documents by delivering to the Special Servicer (with a copy to the other parties hereto) a written notice of such termination if (i) it receives from the Operating Adviser written notice that the Operating Adviser wishes to appoint a successor Special Servicer and (ii) such proposed successor (A) shall have agreed to serve as such, (B) shall be reasonably satisfactory to the Trustee and to the Depositor, (C) have executed and delivered to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, pursuant to which the successor special servicer has agreed, upon the termination of the current Special Servicer, to assume and perform the duties of the Special Servicer set forth in the Transaction Documents. However, no such successor shall become special servicer unless the Trustee shall have received written assurance from each Rating Agency that the succession of such proposed successor would not result in a qualification, downgrading or withdrawal of the then current ratings on the Certificates.

                  Section 3.02      PROCEDURE FOR TERMINATION.

                  (a) If it involves a Specially Serviced Mortgage Loan or REO Property, notice of any termination pursuant to clause (i) of Section 3.01(a), specifying the Special Servicer Remittance Date upon which the final transfer by the Special Servicer to the Servicer shall be made, shall be given promptly by the Special Servicer to the Servicer no later than the later of (i) five Business Days after the final payment or other liquidation of the last Mortgage Loan or REO Property or (ii) the fifth day of the month of the final remittance. The Servicer shall give an identical notice to the Special Servicer if such termination involves a Mortgage Loan other than a Specially Serviced Mortgage Loan. Upon any such termination, the duties of the Special Servicer (other than the obligation of the Special Servicer to the Servicer amounts held by the Special Servicer with respect to the Mortgage Loans and REO Properties as set forth below and the obligations of the Special Servicer pursuant to Sections 4.08(b) and 4.24) shall terminate and the Special Servicer shall transfer to the Servicer in accordance with Sections 2.01 and 4.14(b) the amounts remaining in each REO Account and otherwise held by the Special Servicer with respect to the Mortgage Loans and REO Properties and shall thereafter terminate each REO Account and any other account or fund maintained with respect to the Specially Serviced Mortgage Loans.

                  (b) Sixty days after a written notice of termination of the Special Servicer pursuant to clause (ii) of Section 3.01(a) and either Section 3.01(b) or Section 3.01(c), all authority, power and rights of the Special Servicer under the Transaction Documents, whether with respect to the Specially Serviced Mortgage Loans or otherwise, shall terminate; provided that in no event shall the termination of the Special Servicer be effective until the Trustee shall have succeeded the Special Servicer as successor special servicer (if the Special Servicer has been terminated for cause) or the Trustee or the Depositor has notified the Special Servicer that another Person has been designated as successor special servicer and such successor special servicer shall have assumed the Special Servicer's obligations and responsibilities under the Transaction Documents. The Trustee or other successor special servicer shall not responsible for any liabilities or obligations incurred by the predecessor special servicer prior the effectiveness of the Trustee's or other successor special servicer's appointment as special servicer hereunder. The Trustee or other successor special servicer may not succeed the Special Servicer as special servicer until and unless it has satisfied the provisions of this Agreement that would apply to a Person succeeding to the business of the Special Servicer set forth in clauses (i), (ii) (if such successor special servicer is not the Trustee) and (iii) of Section 4.20. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Special Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Special Servicer agrees to cooperate with the Trustee, the Servicer and the Fiscal Agent in effecting the termination of the Special Servicer's responsibilities and rights under the Transaction Documents as special servicer including, without limitation, providing the Trustee or other successor special servicer with all documents and records in electronic or other form reasonably requested by the Trustee or such other successor special servicer to enable the Trustee or such other successor special servicer to assume the Special Servicer's obligations under the Transaction Documents and transferring to the Trustee or such other successor for administration by it of all amounts which shall at the time be or should have been deposited by the Special Servicer in the Custodial Account, any REO Account or any other account or fund maintained by or on behalf of the Special Servicer or thereafter received with respect to the Mortgage Loans and/or REO Properties. Any costs or expenses associated with the transfer of the special servicing function under this Agreement shall be borne by the predecessor special servicer and, if not paid by such predecessor within 30 days of its receipt of an invoice therefor, shall be paid by the Trust Fund. However, if such transfer occurs upon termination of the Special Servicer other than for cause, such expenses shall be paid by the Controlling Class. Notwithstanding anything herein or in any other Transaction Document to the contrary, the Trustee shall not succeed the Special Servicer as successor special servicer if the Special Servicer shall have been terminated without cause.


                                   ARTICLE IV

                         ADMINISTRATION AND SERVICING OF
              SPECIALLY SERVICED MORTGAGE LOANS BY SPECIAL SERVICER

                  Section 4.01      DUTIES OF SPECIAL SERVICER.

                  (a) For and on behalf of the Certificateholders and the Trustee, the Special Servicer shall service the Specially Serviced Mortgage Loans and manage the related REO Properties in the best interests of the Trust and the Certificateholders in accordance with applicable law and the provisions of the Transaction Documents, the respective Specially Serviced Mortgage Loans and the related Insurance Policies and, to the extent consistent with the foregoing, in accordance with Accepted Servicing Practices.

                  (b) Without limiting the provisions of Section 4.01(a), the Special Servicer shall be obligated to service Specially Serviced Mortgage Loans and the related REO Properties only to the extent expressly required or permitted by the Transaction Documents. The Special Servicer's obligations with respect to the commencement of servicing of any Specially Serviced Mortgage Loan and the termination of servicing of any Rehabilitated Mortgage Loan are as provided in Sections 4.25(a) and 4.25(e), respectively, of the Servicing Agreement.

                  (c) Upon the occurrence of a Servicing Transfer Event with respect to a Mortgage Loan, the Servicer shall cause any bills which are generated for amounts due on such Mortgage Loan to be sent initially to the Special Servicer before they are sent to the related Mortgagor. Upon receipt of any such bill, the Special Servicer shall, within two Business Days, advise the Servicer as to whether such bill should be sent to the Mortgagor and of any changes to be made, and return the bill to the Servicer. The Servicer shall thereafter promptly send the corrected bill to the Mortgagor unless the Special Servicer has requested that such bill not be sent. If a Mortgage Loan becomes a Rehabilitated Mortgage Loan, the Servicer shall bill the Mortgagor in the same manner in which it billed the Mortgagor before such Mortgage Loan became a Specially Serviced Mortgage Loan.

                  (d) With respect to each Mortgage Loan (whether or not it is a Specially Serviced Mortgage Loan), the Special Servicer shall, in accordance with Accepted Servicing Practices:

                           (i) cause to be conducted, at its own expense,
                  without right of reimbursement, inspections of the Mortgaged Properties at such times and in such manner as shall be consistent with Accepted Servicing Practices, including, without limitation, upon obtaining knowledge that any Mortgaged Property has been damaged, left vacant, abandoned, is being subject to waste, or if a default under the related Mortgage Loan has occurred and is continuing; provided that the Special Servicer shall (A) conduct inspections of each Mortgaged Property not less than on an annual basis, (B) conduct inspections of each Mortgaged Property within six months of the related Mortgage Loan's Maturity Date and (C) within 30 days of conducting each such inspection, prepare and provide to the Trustee and the Servicer a copy of the written report relating thereto; and

                           (ii) upon receipt of notification from the Servicer,
                  which notification shall occur promptly, that a Mortgagor is delinquent with respect to any Monthly Payment or Balloon Payment and that the Servicer has made an initial contact (by telephone or otherwise) with such Mortgagor in connection with such delinquency (A) make any reasonable efforts to collect such delinquent payments and any other payments required under the terms and provisions of the related Mortgage Loan; and (B) promptly apprise the Servicer of all collection and customer service matters and furnish to the Servicer copies of all written communications between the Special Servicer and such Mortgagor; and

                           (iii) use its reasonable efforts to obtain copies of
                  all of the monthly, quarterly and annual operating statements for each Mortgaged Property and monthly, quarterly and annual rent rolls for each Mortgaged Property, regardless of whether the related Mortgage Loan documents require the Mortgagor to provide such information, and prepare the Operating Statement Analysis thereon as described in Section 2.02(d).

                  Section 4.02 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE POLICY.

                  (a) The Special Servicer, at its expense, shall maintain in effect with a Qualified Insurer a Special Servicer Fidelity Bond and a Special Servicer Errors and Omissions Insurance Policy, naming LaSalle National Bank as Trustee on behalf of the Certificateholders, as loss payee, and affording coverage for all directors, officers, employees and other Persons acting on the Special Servicer's behalf. The Special Servicer Errors and Omissions Insurance Policy and Special Servicer Fidelity Bond shall be in such form and amount that would meet the requirements of FNMA or FHLMC if FNMA or FHLMC were the purchaser of the Mortgage Loans that are multifamily Mortgage Loans and in such form as is customary for servicers of commercial mortgage loans in the case of the Mortgage Loans that are commercial mortgage loans. Copies of the Special Servicer Errors and Omissions Insurance Policy and the Special Servicer Fidelity Bond shall be delivered to the Trustee promptly following the Closing Date.

                  (b) The Special Servicer shall promptly report in writing to the Trustee any material changes that may occur in the Special Servicer Fidelity Bond or the Special Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee copies of all binders and policies or certificates evidencing that such bond and insurance policy are in full force and effect. The Special Servicer shall promptly report in writing to the Trustee all cases of embezzlement, fraud or irregularities of operation relating to the servicing of the Mortgage Loans or management of the related REO Properties by the Special Servicer and its employees, officers, directors, agents and representatives. The total of such losses, regardless of whether claims are filed with the insurer or surety, shall be disclosed in any such report, together with the amount of such losses covered by insurance. If a bond or insurance claim report is filed with any of the Special Servicer's bonding companies or insurers relating to the Mortgage Loans or the servicing thereof, or management of the related REO Properties, a copy of such report (which report may omit any references to individuals suspected of such embezzlement, fraud or irregularities of operation) shall be promptly furnished to the Trustee. Copies of any notices furnished to the Trustee pursuant to this Section 4.02(b) shall be furnished to each of the Rating Agencies by the Special Servicer.

                  Section 4.03 THE SPECIAL SERVICER'S FINANCIAL STATEMENTS AND RELATED INFORMATION.

                  The Special Servicer shall deliver to the Trustee and each Rating Agency within 90 days after the end of its fiscal year, a copy of its annual financial statements or the consolidated annual financial statements of its parent, such financial statements to be audited by a nationally recognized firm of Independent Accountants and certified by the Special Servicer's or its parent's, as appropriate, chief financial officer. The Special Servicer shall notify the Trustee, as of the Closing Date, of the Special Servicer's fiscal year and shall notify the Trustee promptly after any change thereof.

                  Section 4.04      THE SPECIAL SERVICER TO ACT AS SPECIAL
                                    SERVICER.

                  (a) The Special Servicer shall service and administer the Specially Serviced Mortgage Loans and manage the related REO Properties to the extent expressly provided or permitted herein and shall, subject to the terms of the Transaction Documents and as otherwise provided in the Transaction Documents and as provided by the REMIC Provisions, have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing, administration and management, after consultation with the Operating Adviser as provided herein. Without limiting the generality of the foregoing, and subject to the terms of the Transaction Documents, the Special Servicer is hereby authorized and empowered, at any time and from time to time, if the Special Servicer believes it appropriate in its reasonable judgment and in accordance with Accepted Servicing Practices, to execute and deliver, on behalf of itself, the Trustee, the Trust or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, financing statements and continuation statements, with respect to the Specially Serviced Mortgage Loans and with respect to the related Mortgaged Properties. The Trustee shall furnish the Special Servicer, upon request, with any powers of attorney of the Trustee, empowering the Special Servicer to take such actions as it determines to be reasonably necessary to comply with its servicing, administrative and management duties under the Transaction Documents, and to execute and deliver instruments of satisfaction or cancellation, and to appeal, prosecute and defend in any court any action relating to such Specially Serviced Mortgage Loans or any related Mortgaged Property, in accordance with its servicing and administrative duties under the Transaction Documents, and the Trustee shall execute and deliver or cause to be executed and delivered such other documents as a Servicing Officer may request, necessary or appropriate to enable the Special Servicer to service, administer and manage the Specially Serviced Mortgage Loans and any REO Properties and carry out its duties under the Transaction Documents, in each case in accordance with Accepted Servicing Practices and the terms of the Transaction Documents. However, prior to initiating any proceedings in any court of law or equity (but not defending any proceedings in any court of law or equity) or instituting any proceeding to foreclose on any Mortgaged Property in the name of a Trustee in any state, the Special Servicer shall notify the Trustee in writing and the Trustee may within five Business Days of receipt of such notice advise the Special Servicer that it has received an Opinion of Counsel, from an attorney duly licensed to practice law in the state where the related Mortgaged Property or REO Property is located, to the effect that it is likely that the laws of the state in which such action would be commenced either prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the "doing business" or tax laws of such state if such action were to be taken in its name, unless the Special Servicer reasonably believes that such action must be taken in less than such five Business Day period to preserve the property of the Trust for the benefit of Certificateholders, in which case the Special Servicer may take such action; provided that the Special Servicer shall indemnify the Trustee and any officer, director, agent or controlling Person of the Trustee and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and expenses that such Persons may sustain because of such action. Upon receipt of any such response from the Trustee, the Special Servicer shall take such action in the name of such Person or Persons, in trust for the Trustee, as shall be consistent with the Opinion of Counsel obtained by the Trustee (the cost of which shall be payable out of the Collection Account pursuant to Sections 5.05(b) and 7.12 of the Trust Agreement). The Special Servicer shall be entitled to rely on such Opinion of Counsel in determining to take such action. Such Person or Persons shall acknowledge in writing that such action is being taken in the name of the Trustee. In the performance of its duties under the Transaction Documents, the Special Servicer shall be an independent contractor and shall not, except in those instances where it is, after notice to the Trustee as provided above, taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

                  (b) With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Special Servicer shall prepare and deliver to the Trustee, the Rating Agencies, the Servicer and the Fiscal Agent, as soon as reasonably practicable, but within two months of the transfer of servicing to the Special Servicer, a Property Valuation (as defined below) of the Mortgaged Property or Properties related to such Specially Serviced Mortgage Loan. The out-of-pocket costs incurred by the Special Servicer in obtaining such Property

Valuation shall be paid by a Servicing Advance recoverable by the Servicer pursuant to Section 2.02(a) of the Servicing Agreement.

                  As used in this Section 4.04(b), a "PROPERTY VALUATION" means an internal valuation by the Special Servicer of any Mortgaged Property, conducted by an employee of the Special Servicer or an Affiliate of the Special Servicer with the requisite experience in real estate matters to make such valuation, and which valuation is based upon the discounted value of the projected net operating income stream from the Mortgaged Property and determined in accordance with MAI standards. The projected net operating income stream shall be based upon stabilized income and expense estimates which take into account: (i) market vacancy rates; (ii) the operating income and expenses of similar properties in similar markets; (iii) if possible, specific historical operating results and current rent rolls; and (iv) the results of a physical inspection of the property. The stabilized operating income stream amount should be capitalized by a rate typical for the specific property type and locations and which properly reflects current mortgage rates and investor expectations relative to a return on equity; provided that such capitalized rate should be adjusted for significant deferred maintenance items as well as for excessive actual vacancy. In calculating expense estimates in connection with any Property Valuation, the Special Servicer shall include reasonable costs of tenant improvements, brokerage commissions or other expenses determined to be necessary in order to bring the vacancy rate of a Mortgaged Property into conformity with the related market vacancy rate. Notwithstanding the foregoing, if an Appraisal in respect of the Mortgaged Property or Properties relating to any Specially Serviced Mortgage Loan has been conducted during the prior 12-month period, or if at the time any Mortgage Loan becomes a Specially Serviced Mortgage Loan, it is a Required Appraisal Loan as to which an Appraisal has or is to be ordered in accordance with the following paragraph, no separate valuation need be performed by the Special Servicer, and such Appraisal shall constitute a Property Valuation for all purposes of this Agreement and the other Transaction Documents.

                  Upon the earliest of (i) the date on which any Mortgage Loan becomes a Modified Mortgage Loan, (ii) the 120th day (or, in the case of a Modified Mortgage Loan, the 30th day) following the occurrence of any uncured delinquency in Scheduled Payments with respect to any Mortgage Loan, (iii) the date on which a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan and (iv) the date on which the Mortgaged Property securing any Mortgage Loan becomes an REO Property (each such Mortgage Loan, a "Required Appraisal Loan"), the Special Servicer shall promptly obtain an Appraisal of the related Mortgaged Property or Properties, unless an Appraisal thereof had previously been obtained within the prior twelve months. The cost of such Appraisal shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to
Section 2.02(a) of the Servicing Agreement.

                  With respect to each Required Appraisal Loan (unless such loan has become a Rehabilitated Mortgage Loan and has remained current for twelve consecutive Scheduled Payments, and no other Servicing Transfer Event has occurred with respect thereto during the preceding twelve months), the Special Servicer shall, within 30 days of each anniversary of such loan's becoming a Required Appraisal Loan, order an update of the prior Appraisal (the cost of which will be a paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement). Based upon such

Appraisal, the Special Servicer shall redetermine and report to the Trustee the Appraisal Reduction Amount, if any, with respect to such loan.

                  (c) Within ten Business Days after the Special Servicer shall have received from the Servicer notice of a Servicing Transfer Event with respect to a Mortgage Loan, the Special Servicer shall deliver to the Trustee and the Servicer a statement setting forth an estimate of the expenses to be incurred with respect to such Specially Serviced Mortgage Loan until the date on which the Special Servicer expects to deliver the Property Valuation, pursuant to Section 4.04(b), to the Trustee and the Servicer (the "ESTIMATE").

                  If, within five Business Days after the Special Servicer has so delivered the report setting forth such Estimate, the Special Servicer has not received the related Nonrecoverability Notice, then the Special Servicer may incur the obligations related to such Specially Serviced Mortgage Loan up to the amount of the Estimate, and such obligations shall be paid by Servicing Advances of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement. To the extent any required Servicing Advance relating to such obligations to be incurred by the Special Servicer has been specified as a Nonrecoverable Advance in the related Nonrecoverability Notice, such obligations shall not be incurred by the Special Servicer except as allowed by the succeeding sentence; provided that the Special Servicer may incur the other obligations specified in the Estimate, and such obligations shall be paid by Servicing Advances of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement. Notwithstanding the preceding sentence, if the Servicer determines that it would be in the best interest of the Certificateholders (taken as a whole) for one or more of the obligations specified as a Nonrecoverable Advance in the related Nonrecoverability Notice to be incurred, the Servicer shall instruct the Special Servicer to incur such obligations and the cost thereof shall be reimbursed to the Special Servicer by withdrawal from funds on deposit in the Custodial Account pursuant to Section 2.02(a)(iv)(B) of the Servicing Agreement.

                  Upon delivery of the Property Valuation to the Servicer and the Trustee, as provided above in this Section 4.04(c), the Special Servicer shall also deliver to the Servicer, the Rating Agencies and the Trustee an estimate (the "RESOLUTION ESTIMATE") of the amounts to be expended with respect to the resolution of such Specially Serviced Mortgage Loan (including amounts to be expended if the related Mortgaged Property becomes an REO Property) and an estimate of how such amounts would be expended and the period of time over which such amounts would be expended. Subject to the provisions of the next paragraph, neither the Servicer nor the Trustee shall have any right to approve the estimated amount of such expenditures, the manner in which such amounts are to be expended or the period of time over which such amounts are to be expended, and the Special Servicer shall not be obligated to expend amounts included in the Resolution Estimate or to expend amounts in the manner specified in the Resolution Estimate. The Resolution Estimate may be increased by the Special Servicer from time to time upon written notice to the Servicer and the Trustee.

                  If, within ten Business Days after the Special Servicer has so delivered the Resolution Estimate (as it may be increased at any time or from time to time), the Special Servicer has not received the related
Nonrecoverability Notice with respect to all or any part of the expenses included in such Resolution Estimate, then the Special Servicer may incur obligations related to such Specially Serviced Mortgage Loan up to the amount of such

Resolution Estimate, and such obligations shall be paid by Servicing Advances of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement. To the extent any required Servicing Advance relating to such expenses to be incurred by the Special Servicer has been specified as a Nonrecoverable Advance in the related Nonrecoverability Notice, such obligations shall not be incurred by the Special Servicer except to the extent allowed by the succeeding paragraph; provided that the Special Servicer may incur the other obligations specified in the Resolution Estimate, and such obligations shall be paid by Servicing Advances of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement. However, the Servicer or the Trustee may send a Nonrecoverability Notice to the Special Servicer at any time after the end of such period of ten Business Days. If it does so, then to the extent any required Servicing Advance related to expenses included in the Resolution Estimate and not yet incurred is specified as a Nonrecoverable Advance in such notice, such expenses shall not be incurred by the Special Servicer except to the extent allowed by the succeeding paragraph.

                  Notwithstanding the immediately preceding paragraph, if the Servicer determines that it would be in the best interest of the Certificateholders (taken as a whole) for one or more of the obligations specified as a Nonrecoverable Advance in the related Nonrecoverability Notice to be incurred, the Servicer shall instruct the Special Servicer to incur such obligations and the cost thereof shall be reimbursed to the Special Servicer by withdrawal from funds on deposit in the Custodial Account pursuant to Section 2.02(a)(iv)(B) of the Servicing Agreement.

                  Notwithstanding the provisions of the two immediately preceding paragraphs, the expenditure of amounts included in the Resolution Estimate, or obligations incurred with respect to such amounts, prior to receipt of any Nonrecoverability Notice by the Special Servicer shall be paid, or reimbursed to the Special Servicer, by Servicing Advances of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement. The Special Servicer agrees to advise the Servicer and Trustee if an event occurs with respect to a Mortgaged Property or REO Property which materially affects the related Property Valuation, and, if such an event occurs, the Servicer or the Trustee may make a determination that any required Servicing Advances relating to amounts or obligations not yet expended or incurred with respect to such Mortgaged Property would be Nonrecoverable Advances.

                  Section 4.05 "DUE-ON-SALE" CLAUSES; ASSUMPTION AGREEMENTS; MODIFICATIONS OF MORTGAGE LOANS.

                  (a) If any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

                           (1) provides that such Mortgage Loan shall (or may at
                  the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property, or

                           (2) provides that such Mortgage Loan may not be
                  assumed without the consent of the related Mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, the Special Servicer shall, subject to the REMIC Provisions and any rights the Operating Adviser may have pursuant to Section 5.10 of the Trust Agreement to approve or direct the Special Servicer's actions in such regard, take such actions as it deems to be in the best economic interests of the Certificateholders (taken as a whole) in accordance with Accepted Servicing Practices, and may waive or enforce any due-on-sale clause contained in the related Mortgage Note or Mortgage.

                  If a Mortgage Loan permits the Mortgagor to transfer the Mortgaged Property without the consent of the Mortgagee, or if the Special Servicer waives compliance with the due-on-sale clause, then the Special Servicer is authorized, after consultation with the Operating Adviser, to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, and/or to release the original Mortgagor from liability upon the Mortgage Loan and substitute the new Mortgagor as obligor thereon. However, except as otherwise permitted by Section 4.05(c), any such assumption or substitution agreement shall contain no terms (including without limitation alterations in the Mortgage Rate, principal amount, collateral or other material terms) that would constitute a "significant modification" within the meaning of Treas. Reg. ss. 1.860G-2(b) from those in the Mortgage Note or Mortgage prior to such assumption or substitution. To the extent permitted by law, the Special Servicer shall enter into an assumption or substitution agreement only if the credit status of the prospective new mortgagor is in compliance with the Special Servicer's regular commercial mortgage origination or servicing standards and criteria and the single-purpose/separateness criteria initially required in connection with the origination of the Mortgage Loan. The Special Servicer shall notify the Servicer and the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (with a copy to the Servicer) the original of such agreement, which original shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No assumption or substitution shall be undertaken if such assumption or substitution would be treated as a "significant modification" of a Mortgage Loan within the meaning of Treas. Reg. ss. 1.860G-2(b).

                  Any Assumption Fee collected by the Special Servicer for entering into an assumption or substitution agreement with respect to any Mortgage Loan may be retained by the Special Servicer, as additional compensation; provided that no such fee shall be collected (unless the amount thereof is specified in the related Mortgage Note) and paid to the Special Servicer if (i) such fee is not commercially reasonable under Accepted Servicing Practices or (ii) the collection of such fee would cause the assumption or substitution to be a "significant modification" of the Mortgage Note with the meaning of Treas. Reg. ss.1.860G-2(b).

                  (b) If any Mortgage Loan contains a provision in the nature of a "due-on- encumbrance" clause, which by its terms:

                           (1) provides that such Mortgage Loan shall (or may at
                  the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or

                           (2) requires the consent of the related Mortgagee to
                  the creation of any such lien or other encumbrance on the related Mortgaged Property, then, for so long as such Mortgage Loan is included in the Trust Fund, the Special Servicer shall, in a manner consistent with Accepted Servicing Practices and subject to any rights the Operating Adviser may have pursuant to Section
5.10 of the Trust Agreement to approve or direct the Special Servicer's actions in such regard, either (i) accelerate the payments under such Mortgage Loan,
(ii) withhold its consent to the creation of any such lien or other encumbrance, or (iii) consent to the creation of any such lien or other encumbrance, provided that, such lien or other encumbrance shall not be senior to, or on a parity with, the lien of the related Mortgage. The Special Servicer shall not, in any event, consent to the creation of any lien on a Mortgaged Property that is senior to, or on a parity with, the lien of the related Mortgage.

                  Nothing in this Section 4.05 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

                  (c) Except as otherwise expressly permitted by this Section 4.05, the Special Servicer shall not agree to modify, waive or amend (and no assumption or substitution agreement entered into pursuant to Section 4.05(a) shall contain any terms that are different from) any term of any Mortgage Loan or the related Mortgage Note.

                  If (but, except as otherwise permitted by Section 4.05(a) or 4.05(b), only if) the Special Servicer determines, after consultation with the Operating Adviser, that a modification, waiver or amendment (including without limitation the substitution or release of collateral or the pledge of additional collateral) of the terms of a Mortgage Loan with respect to which a payment default or other material default has occurred or a payment default is, in the Special Servicer's judgment, reasonably foreseeable, as evidenced by an Officer's Certificate of the Special Servicer, is reasonably likely to produce a greater recovery of Net Collections on a present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than liquidation of such Mortgage Loan, then the Special Servicer may, but is not required to, subject to any rights the Operating Adviser may have pursuant to Section 5.10 of the Trust Agreement to approve or direct the Special Servicer's actions in such regard, agree to a modification, waiver or amendment of such Mortgage Loan, subject to the other provisions of this Section 4.05(c).

                  The Special Servicer shall not agree to a modification, waiver or amendment of any term of any Mortgage Loan if such modification, waiver or amendment would:

                           (i) extend the maturity date of any such Mortgage
                  Loan to a date occurring later than the earlier of (A) two years prior to the Rated Final Distribution Date and (B) if such Mortgage Loan is secured by a leasehold estate, the date ten years prior to the termination of such leasehold;

                           (ii) extend the Maturity Date of any such Mortgage
                  Loan, unless, if the related Mortgage Rate is below the then prevailing interest rate as determined by the Special Servicer, such Mortgage Rate is modified to equal such then prevailing interest rate;

                           (iii) provide for the deferral of interest unless (A)
                  interest accrues thereon at the related Mortgage Rate and (B) the aggregate amount of such deferred interest (which for purposes of the Transaction Documents shall be deemed not to have been added to the principal of such loan) cannot exceed 5% of the Unpaid Principal Balance of the Mortgage Loan;

                           (iv) reduce the Mortgage Rate on any such Mortgage
                  Loan to less than the then prevailing interest rate as determined by the Special Servicer; or

                           (v) result in a prepayment (other than from
                  Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds) on a date other than the Mortgage Loan's Due Date.

                  Notwithstanding any other provision of this Agreement or any other Transaction Document, the Special Servicer shall not agree to or approve any modification, waiver (including, without limitation, any waiver of a "due-on-sale" or "due-on-encumbrance" provision) or amendment of any term of any Mortgage Loan (other than a modification, waiver, or amendment permitted by this Section 4.05(c)) unless the Special Servicer has first obtained and delivered to the Trustee an Opinion of Counsel (at the expense of the party making the request of the Special Servicer to modify the Mortgage Loan), to the effect that the proposed modification, waiver or amendment will not (A) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for purposes of the Code, (B) result in a gain on the disposition of a Qualified Mortgage that would be subject to the 100% tax on prohibited transactions imposed by Section 860F(a) of the Code or (C) cause any of REMIC I, REMIC II or REMIC III to be subject to any tax under the REMIC Provisions or equivalent provisions of any federal, state or local law or ordinance. Any such Opinion of Counsel may relate to more than one transaction if the Opinion of Counsel by its terms defines a class of similar or identical transactions to which such Opinion of Counsel applies.

                  The Special Servicer shall use it reasonable efforts, in accordance with Accepted Servicing Practices, to collect any Modification Fees and other expenses relating to a permitted modification of a Mortgage Loan from the Mortgagor, which Modification Fee may be retained by the Special Servicer, as additional compensation. The Special Servicer shall charge the Mortgagor for any costs and expenses incurred by the Servicer, the Special Servicer and the Trustee in connection with any request for modification, unless the Special Servicer determines that the Mortgagor cannot reasonably afford such costs and expenses, in which case such costs and expenses shall be recoverable from the Custodial Account as Trust Fund expenses. Solely in the case of a Mortgagor that is in default or with respect to which the Special Servicer has made a determination that, in its judgment, default is reasonably foreseeable, the inability of the Mortgagor to pay any costs and expenses of a proposed modification shall not impair the right of the Special Servicer to be reimbursed for its costs and expenses by a Servicing Advance of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement. No Modification Fee referred to above shall be collected (unless the amount thereof is specified in the related Mortgage Note) if (i) such fee is not commercially reasonable under Accepted Servicing Practices or (ii) the collection of such fee would cause the related modification, waiver or amendment to be a "significant modification" of the Mortgage Note within the meaning of Treas. Reg. ss. 1.860G-2(b).

                  The Special Servicer will promptly deliver to the Servicer, the Operating Adviser and the Trustee a notice describing any modification, waiver or amendment granted or entered into with respect to any Mortgage Loan. In addition, the Special Servicer shall deliver to the Trustee an Officer's Certificate setting forth the justification for such waiver, modification, or amendment (including without limitation information such as related income and expense statements, rent rolls, occupancy status, the results of property inspections, and an Appraisal), including without limitation, in the case of any Mortgage Loan modified to permit the deferral of interest, information as to each Due Date as of which deferred interest is created and the amount thereof. If such appraisal is performed by an appraiser other than the Special Servicer, the cost of such appraisal shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement. The Special Servicer shall also deliver to the Trustee, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof.

                  (d) If it is the judgment of the Special Servicer (as evidenced by an Officer's Certificate stating such judgment), after consultation with the Operating Adviser, that any proposed action (other than a modification of a Mortgage Loan, sale of an REO Property or any other action permitted by any provision of this Agreement) with respect to a Mortgage Loan with respect to which a payment default or other material default has occurred or a payment default is reasonably foreseeable will produce a greater recovery of Net Collections on a present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than failure to take such action (including, without limitation, the voting by the Special Servicer on behalf of the Trustee as a creditor or otherwise in any bankruptcy or similar proceeding), then the Special Servicer, subject to any rights the Operating Adviser may have pursuant to Section 5.10 of the Trust Agreement to approve or direct the Special Servicer's actions in such regard, may take such action if the Special Servicer obtains an Opinion of Counsel, the cost of which shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement, to the effect that the taking of such action will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC for purposes of the Code.

                  Section 4.06      RELEASE OF MORTGAGE FILES.

                  (a) Upon becoming aware of the payment in full of the balance of any Specially Serviced Mortgage Loan, or the receipt by the Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Special Servicer shall immediately notify the Trustee and the Servicer by a certification substantially in the form of EXHIBIT A hereto (which certification shall include a statement to the effect that all amounts received by the Special Servicer in connection with such payment that are required to be deposited in the Custodial Account pursuant to Section 2.01 of the Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery of the related Mortgage File to the Special Servicer. Upon receipt of such certification and request, the Trustee shall promptly release or cause the release of the related Mortgage File to the Special Servicer, and the Trustee shall have no further responsibility with regard to such Mortgage File. Upon receipt of such payment in full, the Special Servicer is authorized to give, on behalf of the Certificateholders, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the related Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account unless the law of the jurisdiction in which the Mortgaged Property is located requires the lender to pay such cost.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Specially Serviced Mortgage Loan or the management of any REO Property and in accordance with Accepted Servicing Practices, the Trustee shall execute or cause to be executed such documents as shall be prepared and furnished to the Trustee by a Servicing Officer of the Special Servicer (in form reasonably acceptable to the Trustee) and as are necessary for such purposes, including without limitation, a power of attorney. The Trustee shall, upon request of the Special Servicer and delivery to the Trustee of a trust receipt signed by a Servicing Officer of the Special Servicer substantially in the form of EXHIBIT A hereto, release or cause the release of the related Mortgage File to the Special Servicer. Such trust receipt shall obligate the Special Servicer to return the Mortgage File to the Trustee when the need therefor by the Special Servicer no longer exists unless the Specially Serviced Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Trustee to the Special Servicer. After the transfer of servicing with respect to any Specially Serviced Mortgage Loan to the Special Servicer pursuant to this Agreement and the Servicing Agreement, the Servicer shall send written notification of such transfer to the Mortgagor under such Specially Serviced Mortgage Loan.

                  (c) The Special Servicer shall send notification in writing to the Servicer to request any documents and instruments in the possession of the Servicer related to any Specially Serviced Mortgage Loan, and the Servicer shall respond to any such request within a reasonable period of time.

                  (d) The Special Servicer shall release to the Servicer all documents and instruments in the possession of the Special Servicer related to any Rehabilitated Mortgage Loan. Prior to the transfer of servicing of any Rehabilitated Mortgage Loan to the Servicer pursuant to this Agreement and the Servicing Agreement, the Special Servicer shall send written notification of such transfer (the form and substance of which shall be reasonably satisfactory to the Servicer) to the Mortgagor under such Rehabilitated Mortgage Loan.

                  Section 4.07 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF THE SPECIAL SERVICER TO BE HELD FOR TRUSTEE.

                  (a) The Special Servicer shall transmit to the Trustee such documents and instruments coming into the possession of the Special Servicer as from time to time are required by the terms hereof to be delivered to the Trustee. Any funds received by the Special Servicer in respect of any Specially Serviced Mortgage Loan or that otherwise are collected by the Special Servicer as Net Liquidation Proceeds (other than Insurance Proceeds and Condemnation Proceeds) in respect of such Specially Serviced Mortgage Loan shall be transmitted to the Servicer within two Business Days of receipt. Insurance Proceeds, Condemnation Proceeds and income with respect to an REO Property shall be deposited in the related REO Account. The Special Servicer shall provide access to information and documentation regarding the Specially Serviced Mortgage Loans and REO Properties to the Trustee, the Servicer, the Fiscal Agent, the Operating Adviser, each of the Rating Agencies, Holders of the Controlling Class and their respective agents and accountants at any time upon reasonable request and during normal business hours. In fulfilling such a request, the Special Servicer shall not be responsible for determining whether such information is sufficient for the purposes of the party seeking such information or on whose behalf such information is being sought.

                  (b) The Special Servicer hereby acknowledges that the Trust owns the Specially Serviced Mortgage Loans and all Mortgage Files representing such Specially Serviced Mortgage Loans and all funds now or hereafter held by, or under the control of, the Special Servicer that are collected by the Special Servicer in connection with the Specially Serviced Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds or otherwise, and all proceeds of the foregoing and proceeds of proceeds (but excluding any Special Servicing Compensation and all other amounts to which the Special Servicer is entitled hereunder, and excluding any Retained Yield); and the Special Servicer agrees that all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Specially Serviced Mortgage Loans as come into the possession or custody of, or which are subject to the control of, the Special Servicer, shall be held by the Special Servicer for and on behalf of the Trust, as the Trustee's agent (except for any Retained Yield which shall be held by the Special Servicer in trust for and on behalf of the related Retained Yield Holder).

                  (c) The Special Servicer also agrees that it shall not create, incur or subject any Specially Serviced Mortgage Loans, or any funds that are required to be deposited in the Custodial Account or any REO Account or any funds that otherwise are or may become due and payable to the Trust to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, and shall not assert by legal action or otherwise any claim or right of setoff against any Specially Serviced Mortgage Loan or any funds, collected on, or in connection with, a Specially Serviced Mortgage Loan.

                  (d) The Trustee shall promptly notify the Servicer and the Special Servicer as to the sale or disposition of any Mortgage Loan from the Trust and shall give such prior notice thereof as may be reasonably practicable.

                  Section 4.08 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPECIAL SERVICER.

                  (a) The Special Servicer hereby represents and warrants to and covenants with the Trustee, for the benefit of the Certificateholders, as of the Closing Date, that:

                           (i) the Special Servicer is duly organized, validly
                  existing and in good standing as a limited partnership under the laws of the State of Maryland, and is, and shall remain, in compliance with the laws of each state in which any Mortgaged Property relating to a Specially Serviced Mortgage Loan or any REO Property is located to the extent necessary to perform its obligations under the Transaction Documents;

                           (ii) the Special Servicer has the full power and
                  authority to execute, deliver, perform, and to enter into and consummate all transactions and obligations contemplated by, each of the Transaction Documents. The Special Servicer's execution, delivery and performance of each of the Transaction Documents has been authorized by all requisite corporate action. Each of the Transaction Documents evidences the valid and binding obligation of the Special Servicer enforceable against the Special Servicer in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iii) neither the execution and delivery of the
                  Transaction Documents, the consummation of the transactions contemplated by the Transaction, nor the fulfillment of or compliance with the terms and conditions of the Transaction Documents will: (A) conflict with or result in a breach of any of the terms, conditions or provisions of the Special Servicer's organizational documents or any agreement or instrument to which the Special Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, (B) result in the violation of any law, rule, regulation, order, judgment or decree to which the Special Servicer or its property is subject that would materially and adversely affect the Special Servicer's ability to perform its obligations under the Transaction Documents or (C) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any trust agreement, indenture, mortgage, deed of trust, contract or other instrument;

                           (iv) each officer, director, employee, consultant or
                  adviser of the Special Servicer with responsibilities concerning the servicing and administration of Mortgage Loans and/or REO Properties is covered by errors and omissions insurance in the amounts and with the coverage required by
                  Section 4.02. Neither the Special Servicer nor any of its officers, directors, employees, consultants or advisors involved in the servicing or administration of Mortgage Loans or management of the REO Properties has been refused such coverage or insurance;

                           (v) the Special Servicer does not believe, and has no
                  reason to believe, that it cannot perform each and every covenant and obligation on its part contained in the Transaction Documents;

                           (vi) there is no action, suit, or proceeding pending
                  or, to the best of the Special Servicer's knowledge, threatened against the Special Servicer that, either in any one instance or in the aggregate, would draw into question the validity of any of the Transaction Documents or of any action taken or to be taken in connection with the obligations of the Special Servicer under the Transaction Documents, or which would be likely to impair materially the ability of the Special Servicer to perform under the terms of any of the Transaction Documents;

                           (vii) the Special Servicer is not in default with
                  respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default would materially and adversely affect its performance under the Transaction Documents;

                           (viii) no consent, approval, authorization or order
                  of any court or governmental agency or body is required for the execution, delivery and performance by the Special Servicer of, or compliance by the Special Servicer with, the terms of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents;

                           (ix) the Special Servicer has not filed for relief
                  under any bankruptcy or similar statute and is not insolvent and does not expect to file for such relief or to become insolvent;

                           (x) the consummation of the transactions contemplated
                  by the Transaction Documents are in the ordinary course of the business of the Special Servicer; and

                           (xi) the Special Servicer holds all material
                  licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted. The Special Servicer is, and will take all steps necessary to remain, subject to supervision and examination by any state or federal authorities as may be applicable and, to the extent necessary to perform its duties under the Transaction Documents, will take all steps necessary to be permitted to do business in each state in which the Mortgaged Properties relating to Specially Serviced Mortgage Loans and the REO Properties are located.

                  (b) It is understood that the representations and warranties set forth in this Section 4.08 shall survive the execution and delivery of the Transaction Documents. The Special Servicer shall indemnify the Depositor, the Trustee, the Fiscal Agent, the Servicer, the Operating Adviser and the Trust and hold each of them harmless against any and all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or resulting from a breach of the Special Servicer's representations and warranties contained in this Section 4.08. Such indemnification shall survive any termination of the Special Servicer as special servicer under the Transaction Documents, the resignation or termination of the Servicer, the Trustee and the Fiscal Agent under the Transaction Documents and any termination of this Agreement.

                  (c) Any cause of action against the Special Servicer arising out of the breach of any representations and warranties made in this Section
4.08 shall accrue upon discovery of such breach by any of the Trustee, the Servicer or the Special Servicer. The Special Servicer shall give prompt notice to the Trustee, the Depositor, the Operating Adviser and the Servicer of any (i) untruth or inaccuracy in any of the representations or warranties in this
Section 4.08 of which it becomes aware and (ii) the occurrence, or the failure to occur, of any event that, with notice, the passage of time or both, would cause any representation or warranty in this Section 4.08 to be untrue or inaccurate in any respect.

                  Section 4.09      STANDARD HAZARD AND FLOOD INSURANCE
                                    POLICIES.

                  (a) For all REO Property, to the extent consistent with Accepted Servicing Practices, the Special Servicer shall maintain with a Qualified Insurer fire and casualty insurance with extended coverage in an amount equal to the full replacement cost of the improvements of such REO Property, with a deductible not to exceed a customary amount for the risk insured. If, at any time, any REO Property is located in an area identified in the Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards or it becomes located in such an area by virtue of a remapping completed by such agency (and flood insurance has been made available), the Special Servicer shall cause a flood insurance policy to be maintained for such REO Property meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount representing coverage not less than the maximum amount of insurance coverage available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. It is understood and agreed that the Special Servicer shall cause to be maintained with respect to each REO Property all other insurance coverage required by law and consistent with Accepted Servicing Practices, including, without limitation, insurance relating to vandalism and malicious mischief, business interruption, loss of rental value, business automobile liability, liquor liability, personal and advertising liability, false arrest, libel and slander, and earthquake insurance if required and in place as of the date of origination of the related Mortgage Loan, as applicable. All policies required hereunder shall name the Trustee on behalf of the Trust as loss payee and shall be endorsed with a standard mortgagee clause. The cost of any such insurance maintained with respect to an REO Property shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement.

                  (b) Pursuant to Section 2.01, any amounts collected by the Special Servicer under any insurance policies maintained pursuant to this
Section 4.09 (other than amounts to be applied to the restoration or repair of the REO Property in accordance with Accepted Servicing Practices) shall be deposited into the applicable REO Account. In the event that the Special Servicer shall obtain and maintain a blanket policy issued by a Qualified Insurer insuring against hazard losses on all of the REO Properties, it shall conclusively be deemed to have satisfied its obligation to maintain fire and casualty insurance as set forth in Section 4.09(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Special Servicer shall, in the event that there shall not have been maintained on the related REO Property an insurance policy complying with the first sentence of Section 4.09(a) and there shall have been a loss which would have been covered by such a policy had it been maintained, be required to deposit from its own funds into the applicable REO Account the amount not otherwise payable under the blanket policy because of such deductible clause. The cost of any such blanket policy shall be an expense of the Special Servicer and not of the Trust, except that any incremental cost attributable to a particular REO Property shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement.

                  Section 4.10      PRESENTMENT OF CLAIMS AND COLLECTION OF
                                    PROCEEDS.

                  The Special Servicer will prepare and present, or cause to be prepared and presented, on behalf of the Trustee all claims under the Insurance Policies with respect to each REO Property, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies. Any extraordinary costs (but not ordinary, routine costs) of taking the actions required by the preceding sentence shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement. Any proceeds disbursed to the Special Servicer in respect of such policies shall be promptly remitted to the applicable REO Account, upon receipt, except for any amounts realized that are to be applied to the repair or restoration of the applicable REO Property in accordance with Accepted Servicing Practices.

                  Section 4.11      COMPENSATION TO THE SPECIAL SERVICER.

                  (a) As compensation (the "SPECIAL SERVICING COMPENSATION") for the performance of its obligations under the Transaction Documents, the Special Servicer shall be entitled to the following fees payable from the Custodial Account as provided in Section 2.02(a) of the Servicing Agreement:

                           (i) as to each Due Period, an administration fee (the
                  "SPECIAL SERVICING BASIC FEE") equal to one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at 0.05% per annum accrued on the Scheduled Principal Balance of each Mortgage Loan and REO Loan as of the first day of such Due Period;

                           (ii) as to each Due Period, an additional
                  administration fee (the "SPECIAL SERVICING SUPPLEMENTAL FEE") equal to the excess, if any of (A) one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at 0.25% per annum accrued on the aggregate Scheduled Principal Balance of each Specially Serviced Mortgage Loan and REO Loan as of the first day of such Due Period, over (B) the aggregate Special Servicing Basic Fee applicable to entire Mortgage Pool for such Due Period (such Special Servicing Supplemental Fee for any Due Period to be allocated among all the Specially Serviced Mortgage Loans and REO Loans, PRO RATA in accordance with their respective Scheduled Principal Balances outstanding as of the commencement of such Due Period); and

                           (iii) all Modification Fees and Assumptions Fees
                  collected with respect to all Mortgage Loans.

                  (b) The Special Servicer shall be entitled to cause the Servicer to withdraw from the Custodial Account and pay to the Special Servicer the Special Servicing Compensation in respect of each Mortgage Loan and REO Property at such time and in such manner as is set forth in Section 2.02(a) of the Servicing Agreement. The Special Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under the Transaction

Documents and shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

                  (c) The Special Servicer shall not be entitled to receive any Default Interest or late payment charges or similar items. Such amounts collected by the Special Servicer shall be transferred by the Special Servicer to the Servicer within two Business Days of receipt thereof for deposit into the Custodial Account.

                  Section 4.12      REALIZATION UPON DEFAULTED MORTGAGE LOANS.

                  (a) The Special Servicer, in accordance with Accepted Servicing Practices, and subject to any rights the Operating Adviser may have pursuant to Section 5.10 of the Trust Agreement to approve or direct the Special Servicer's actions in such regard, shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing any Specially Serviced Mortgage Loans that come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments thereon. The expenses of such foreclosure or other conversion of ownership shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement.

                  (b) The Special Servicer shall not acquire any personal property relating to any Specially Serviced Mortgage Loan pursuant to this
Section 4.12 unless either:

                           (1) such personal property is incidental to real
                  property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

                           (2) the Special Servicer shall have received an
                  Opinion of Counsel to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any of REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. The cost of such Opinion of Counsel shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer recoverable pursuant to
                  Section 2.02(a) of the Servicing Agreement.

                  (c) Notwithstanding any other provision of this Agreement, the Special Servicer shall not, on behalf of the Trustee, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property, if, as a result of any such action, the Trustee would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA, or any applicable comparable federal, state or local law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has previously determined in accordance with Accepted Servicing Practices, based on an environmental site assessment which was conducted by a Person (who may be an employee of the Servicer or the Special Servicer or of an Affiliate of either) who regularly conducts such assessments and which was performed in accordance with the standards of FNMA, in the case of Specially Serviced Mortgage Loans that are multifamily mortgage loans, and Accepted Servicing Practices, in the case of Specially Serviced Mortgage Loans that are commercial mortgage loans, for environmental assessments, that:

                           (i) such Mortgaged Property is in compliance with
                  applicable Environmental Laws or, if not, that acquiring such Mortgaged Property and taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery of Net Collections on a net present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than not acquiring such Mortgaged Property and not taking such actions and, subject to Section 5.10(c) of the Trust Agreement, the Special Servicer has obtained the approval or deemed approval of the Operating Adviser to taking such actions; and

                           (ii) there are no circumstances or conditions present
                  or threatened at such Mortgaged Property relating to the use, management, disposal or release of any hazardous substances, hazardous materials, hazardous wastes, or petroleumbased materials for which investigation, testing, monitoring, removal, clean-up or remediation could be required under any federal, state or local law or regulation or, if any such circumstances or conditions are present for which any such actions could be required, that acquiring such Mortgaged Property and taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery of Net Collections on a present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than not acquiring such Mortgaged Property and not taking such actions and, subject to Section 5.10(c) of the Trust Agreement, the Special Servicer has obtained the approval or deemed approval of the Operating Adviser to taking such actions.

                    The Special Servicer shall deliver to the Trustee an Officer's Certificate setting forth the justification for each of the determinations made by the Special Servicer pursuant to this Section 4.12(c). The cost of any such compliance or other remedial action contemplated by clauses
(i) and/or (ii) above, shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement; provided that such compliance or other remedial action contemplated by clauses (i) and/or (ii) above shall only be permitted if no portion of the Servicing Advance that would be required to be made to cover the cost thereof is determined to be a Nonrecoverable Advance.

                  (d) If the environmental assessment contemplated by Section 4.12(c) is prepared by a Person other than an employee of the Special Servicer, the cost thereof may be treated as a Liquidation Expense, or, in the event the related Specially Serviced Mortgage Loan or any related REO Property is not liquidated within four months following such environmental assessment or a Final Recovery Determination is made with respect to such Specially Serviced Mortgage or the related Mortgagor cures all defaults thereunder, shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement. However, the Special Servicer shall use its reasonable efforts to recover such cost from the Mortgagor in connection with any curing of the default under the Specially Serviced Mortgage Loan.

                  (e) If the Special Servicer determines, pursuant to Section 4.12(c), that acquiring any Mortgaged Property and taking such actions as are necessary to bring such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, removal, cleanup or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting such Mortgaged Property, is not reasonably likely to produce a greater recovery of Net Collections on a present value basis than not acquiring such Mortgaged Property and not taking such actions, or if (subject to Section 5.10(c) of the Trust Agreement) the Operating Adviser objects to effecting such compliance or taking such actions, then the Special Servicer shall take such action as it deems to be in the best economic interests of the Certificateholders (taken as a whole), including, without limitation, releasing the lien of the related Mortgage.

                  (f) The Special Servicer may maintain any action with respect to any Specially Serviced Mortgage Loan, including, without limitation, any action to obtain a deficiency judgment with respect to any Specially Serviced Mortgage Loan, if it determines that such action is likely to produce a greater recovery of Net Collections on a net present value basis (the relevant discounting to be performed at the related Net Mortgage Rate) than not taking such action.

                  Section 4.13      FORECLOSURE.

                  In the event that the Trust obtains, through foreclosure of a Mortgage or otherwise, the right to receive title to a Mortgaged Property, the Special Servicer, as its agent, shall direct the appropriate party to deliver title to the REO Property to the Trustee or its nominee. The Special Servicer shall consult with counsel to determine when an Acquisition Date shall be deemed to occur under the REMIC Provisions with respect to the Mortgaged Property. The expense of such consultation shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance recoverable by the Servicer pursuant to Section 2.02(a) of the Servicing Agreement.

                  The Special Servicer, on behalf of the Trust, shall sell the REO Property in accordance with Section 5.07 of the Trust Agreement within the time period and, subject to the conditions, set forth in Section 4.15. Subject to Section 4.15, the Special Servicer shall manage, conserve, protect and operate the REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale.

                  Section 4.14      OPERATION OF REO PROPERTY.

                  (a) The Special Servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property an account held in trust for the benefit of the Certificateholders in the name of "LaSalle National Bank, as Trustee for the Holders of LB Commercial Conduit Mortgage Trust II, Multiclass PassThrough Certificates, Series 1996-C2 - [name of REO Property] (each, an "REO ACCOUNT"), which shall be an Eligible Account. The Special Servicer shall deposit all funds received as income and, to the extent not applied to the restoration or repair of the property, as Insurance Proceeds or Condemnation Proceeds with respect to an REO Property in the applicable REO Account within two Business Days of receipt. The Special Servicer shall account separately for funds received or expended with respect to each REO Property. All funds in each REO Account shall be invested only in Eligible Investments in the same manner as funds in the Custodial Account. The Special Servicer shall notify the Trustee and the Servicer in writing of the location and account number of each REO Account and shall notify the Trustee and Servicer prior to any subsequent change thereof.

                  (b) On or before each Special Servicer Remittance Date, the Special Servicer shall withdraw from each REO Account and deposit in the Custodial Account, all Net REO Income, Insurance Proceeds and/or Condemnation Proceeds on deposit in such REO Account that were received or collected on or with respect to the related REO Property during the most recently ended Collection Period, together with any reinvestment income thereon. However, the Special Servicer may retain in such REO Account such portion of such proceeds and collections as may be necessary to maintain in the REO Account sufficient funds for the proper operation, management and maintenance of the related REO Property, including, without limitation, the creation of reasonable reserves covering a period not to exceed 12 months for repairs, replacements, and necessary capital improvements and other related expenses. The Special Servicer shall notify the Servicer of all deposits into the Custodial Account (and the REO Properties to which the deposits relate).

                  (c) Prior to the acquisition of title to a Mortgaged Property, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust. If the Special Servicer determines from such review that:

                           (i) None of the income from Directly Operating such
                  Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO TAX"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

                           (ii) Directly Operating such Mortgaged Property as an
                  REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided that in the good faith and reasonable judgment of the Special Servicer, it is commercially feasible) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                           (iii) It is reasonable to believe that Directly
                  Operating such property as REO Property could result in income subject to an REO Tax and that no reasonable and commercially feasible means exists to operate such property as REO Property without the Trust incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall give written notice to the Trustee summarizing a proposed plan (the "PROPOSED PLAN") to manage such property as REO Property. Such notice shall include potential sources of income, and to the extent reasonably feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such notice, the Trustee shall consult with the Special Servicer and shall advise the Special Servicer of the Trustee's federal income tax reporting position with respect to the various sources of income that the Trust would derive under the Proposed Plan. In addition, the Trustee shall (to the extent feasible) advise the Special Servicer of the estimated amount of taxes that the Trust would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the Trustee, the Special Servicer shall either
                  (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property.

                  The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders (taken as a whole) by maximizing (to the extent commercially feasible) the net after-tax income received by the Trust with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. Both the Special Servicer and the Trustee may consult with counsel at the expense of the Trust in connection with determinations required under this
Section 4.14(c). Neither the Special Servicer nor the Trustee shall be liable to the Certificateholders, the Trust, the Trustee, the Servicer or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 4.14(c). Nothing in this Section 4.14(c) is intended to prevent the sale of an REO Property pursuant to the terms and subject to the conditions of Section 5.07 of the Trust Agreement or Section 4.15 hereof.

                  (d) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by REMIC I, REMIC II or REMIC III of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code (except to the extent permitted by Section 4.14(c) above) or result in an Adverse REMIC Event. Except as provided in Section 4.14(c), the Special Servicer shall not enter into any lease, contract or other agreement that causes REMIC I to receive, and (unless required to do so under any lease, contract or agreement to which the Special Servicer or the Trust may become a party or successor to a party due to a foreclosure, deed-in-lieu of foreclosure or other similar exercise of a creditor's rights or remedies with respect to a Mortgage Loan) shall not cause or allow REMIC I to receive, any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions.

                  (e) If the Trust acquires a Mortgaged Property, the Special Servicer shall have full power and authority, in consultation with the Operating Adviser, and subject to the specific requirements and prohibitions of the Transaction Documents and the REMIC Provisions to do any and all things in connection therewith as are consistent with Accepted Servicing Practices, and in such manner as the Special Servicer deems to be in the best interests of the Certificateholders (taken as a whole); and, consistent with the foregoing, the Special Servicer shall advance amounts sufficient to cover the following items from its own funds (which amounts shall be reimbursed to it by Servicing Advances of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement), to the extent such items cannot be paid from related Operating Income:

                           (i) all insurance premiums due and payable in respect
                  of such REO Property;

                           (ii) all real estate taxes and assessments in respect
                  of such REO Property that could result or have resulted in the imposition of a lien thereon; and

                           (iii) all costs and expenses necessary to maintain,
                  manage, operate, lease and sell such REO Property (other than capital expenditures);

if, but only if, in the Special Servicer's reasonable judgment, such amounts will be recoverable from (i) proceeds received in respect of such REO Property prior to the final liquidation of such REO Property or (ii) Liquidation Proceeds; provided that notwithstanding the other provisions of this Agreement, the Special Servicer may, in its sole discretion pay any such amount even if it is not recoverable from the operation or sale of such REO Property if (A) in the good faith judgment of the Special Servicer, it is in the best interests of the Certificateholders (taken as a whole) or (B) it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings (and any such expenditure shall be reimbursed by a Servicing Advance reimbursable to the Servicer pursuant to Section 2.02(a) of the Servicing Agreement, except that if any required Servicing Advance relating to such expenditure has been determined to be a Nonrecoverable Advance prior to such expenditure, then such expenditure, if made, shall be reimbursed as an expense of the Trust pursuant to such Section 2.02(a)).

                  (f) The Special Servicer may contract with any Independent Contractor for the operation and management of the REO Property, subject to the following conditions:

                           (i) the terms and conditions of any such contract
                  shall not be inconsistent with the Transaction Documents;

                           (ii) any such contract shall require, or shall be
                  administered to require, that the Independent Contractor in a timely manner (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property and (B) deposit on a daily basis all operating income in an Eligible Account;

                           (iii) none of the provisions of this Section 4.14
                  relating to any such contract or to actions taken through any such Independent Contractor shall, or shall be deemed to, relieve the Special Servicer of any of its duties and obligations with respect to the operation and management of any such REO Property;

                           (iv) if the Independent Contractor is an Affiliate of
                  the Special Servicer, the consent of the Operating Adviser shall have been obtained prior to contracting with such Independent Contractor; and

                           (v) the Special Servicer shall be obligated with
                  respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

                  The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for the Trust pursuant to this Section 4.14(d) for indemnification of the Special Servicer by such Independent Contractor, and nothing in the Transaction Documents shall be deemed to limit or modify such indemnification. All reasonable fees of the Independent Contractor not otherwise payable out of operating income from the REO Property, shall be paid, or reimbursed to the Special Servicer, by a Servicing Advance of the Servicer reimbursable pursuant to Section 2.02(a) of the Servicing Agreement.

                  Section 4.15      SALE OF REO PROPERTY.

                  (a) In the event that title to any REO Property is acquired by the Trust in respect of any Specially Serviced Mortgage Loan, the deed or certificate of sale shall be issued to the Trust, the Trustee or to their respective nominees. The Special Servicer, after consultation with the Operating Adviser, shall in accordance with Section 5.07 of the Trust Agreement use its reasonable best efforts to sell any REO Property within two years of its acquisition by REMIC I, unless (i) the Trustee, on behalf of REMIC I, has been granted an extension of time (an "EXTENSION") by the Internal Revenue Service to sell such REO Property, in which case the Special Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than two years as such Extension permits or (ii) the Special Servicer seeks and subsequently receives, at the expense of the Trust payable pursuant to
Section 2.02(a) of the Servicing Agreement, an Opinion of Counsel, addressed to the Trustee and the Special Servicer, to the effect that the holding by the Trust of such REO Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any of REMIC I, REMIC II or REMIC III or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Trustee has not received an Extension or such Opinion of Counsel and the Special Servicer is not able to sell such REO Property within such two year period, or if an Extension has been granted and the Special Servicer is unable to sell such REO Property within the extended time period, the Special Servicer shall, after consultation with the Operating Adviser, before the end of such two year period or extended period, as the case may be, auction the REO Property to the highest bidder (which may be the Special Servicer) in accordance with Accepted Servicing Practices. The Special Servicer shall either itself or through an agent selected by the Special Servicer protect and conserve such REO Property in the same manner and to such extent as it customarily does in connection with its own real estate acquired through foreclosure or by deed-in-lieu of foreclosure, incident to its conservation and protection of the interests of the Certificateholders.

                  (b) Within thirty days after the sale of the REO Property, the Special Servicer shall provide to the Trust a statement of accounting for such REO Property, including, without limitation: (i) the Acquisition Date for the REO Property, (ii) the date of disposition of the REO Property, (iii) the gross sales price and related selling and other expenses, (iv) accrued interest (including interest deemed to have accrued) on the REO Loan to which the REO Property related, calculated from the Acquisition Date to the disposition date, and (v) such other information as the Trustee may reasonably request.

                  (c) The Net Liquidation Proceeds from the final disposition of an REO Property shall be deposited in the Custodial Account within two Business Days of receipt.

                  (d) The Special Servicer shall prepare and file the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050J and 6050P of the Code and deliver to the Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J and 6050P of the Code.

                  Section 4.16      REALIZATION ON COLLATERAL SECURITY.

                  In connection with the enforcement of the rights of the Trust with any of the property securing any Specially Serviced Mortgage Loan other than the related Mortgaged Property, the Special Servicer and the Trustee shall consult with counsel to determine how best to enforce such rights in a manner consistent with the REMIC Provisions and shall not take any action that could result in the failure of any of REMIC I, REMIC II or REMIC III, to fail to qualify as a REMIC at any time that any Certificates are outstanding, unless such action has been approved by a vote of 100% of each Class of Certificateholders (including, without limitation, all Classes of the Residual Certificateholders). In determining whether any action could result in the failure of any of REMIC I, REMIC II or REMIC III to so qualify as a REMIC, the Special Servicer and Trustee shall obtain a Nondisqualification Opinion addressed to them (the cost of which shall be paid for by a Servicing Advance of the Servicer recoverable pursuant to Section 2.02(a) of the Servicing Agreement).

                  Section 4.17      SALE OF DEFAULTED MORTGAGE LOANS.

                  Subject to, and in accordance with the provisions of, Sections
5.06 and 5.07 of the Trust Agreement, upon the occurrence of a payment default or other material default under any Mortgage Loan, the Special Servicer may, in lieu of exercising remedies pursuant to the terms of the related Mortgage Note and Mortgage, sell such Mortgage Loan for cash if it deems such sale to be in the best interest of the Certificateholders (taken as a whole). Any such sale shall be on a cash basis only. Following receipt by the Special Servicer of the sale proceeds and transmittal thereof to the Servicer, the Trustee shall, upon written instructions from a Servicing Officer of the Special Servicer, release, or cause the release of, the Mortgage File pertaining to the sold Mortgage Loan to the purchaser. The purchase price, net of related expenses, shall be transmitted to the Servicer as Net Liquidation Proceeds to be deposited into the Custodial Account.

                  Section 4.18      ANNUAL OFFICER'S CERTIFICATE AS TO
                                    COMPLIANCE.

                  The Special Servicer shall deliver to the Trustee, the Depositor, the Servicer and each Rating Agency on or before March 15 of each year, commencing with March 15, 1997, an Officer's Certificate certifying that, with respect to the preceding calendar year: (i) the Servicing Officer signing such Officer's Certificate has reviewed the activities of the Special Servicer during the preceding calendar year or portion thereof and its performance under the Transaction Documents; and (ii) to the best of such Servicing Officer's knowledge, based on such review, the Special Servicer has performed and fulfilled its duties, responsibilities and obligations under the Transaction Documents in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof.

                  Section 4.19      ANNUAL INDEPENDENT ACCOUNTANTS' SERVICING
                                    REPORT.

                    On or before March 15 of each year, beginning March 15, 1997, the Special Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Special Servicer) with at least 250 professionals and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, the Depositor, the Servicer and each Rating Agency to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Special Servicer which includes an assertion that the Special Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

                  Section 4.20      MERGER OR CONSOLIDATION.

                  Any Person into which the Special Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Special Servicer shall be a party, or any Person succeeding to the business of the Special Servicer, shall be the successor to the Special Servicer under the Transaction Documents, without the execution or filing of any paper or any further act on the part of any of the parties to any Transaction Document, anything herein to the contrary notwithstanding; provided that (i) such successor or resulting Person shall be satisfactory to the Trustee, (ii) such successor or resulting Person shall execute and deliver to the Trustee an agreement, in form and substance satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special

Servicer under the Transaction Documents from and after the date of such agreement; (iii) the Rating Agencies shall be given prior written notice of the identity of the proposed successor or resulting Person and the Rating Agencies shall have confirmed in writing that the ratings on the Certificates will not be qualified, downgraded or withdrawn by reason thereof; and (iv) the Special Servicer shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel acceptable to the Trustee (the cost of such opinion to be an expense of the Special Servicer and not of the Trust) stating that conditions (i) through
(iv) have been complied with and the succession complies with the terms of the Transaction Documents. If such conditions are not complied with, the Trustee may terminate the Special Servicer's servicing and administration of the Specially Serviced Mortgage Loans and REO Properties under the Transaction Documents, such termination to be effected in the manner set forth in Section 3.02.

                  Section 4.21      RESIGNATION OF THE SPECIAL SERVICER.

                  (a) Except as otherwise provided in Section 4.21(b), the Special Servicer shall not resign from the obligations and duties imposed on it under the Transaction Documents unless it determines that the Special Servicer's duties under the Transaction Documents are no longer permissible under applicable law. Any such determination permitting the resignation of the Special Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Servicer, the Operating Adviser and the Trustee. No such resignation shall become effective until (i) a successor special servicer designated by the Operating Adviser and the Trustee shall have assumed the Special Servicer's responsibilities and obligations under the Transaction Documents, and (ii) each of the Rating Agencies shall have confirmed in writing that such designation shall not result in a qualification, downgrade or withdrawal of any rating of any of the Certificates then rated. Notice of such resignation shall be given promptly by the Special Servicer to the Servicer and the Trustee.

                  (b) The Special Servicer may resign from the obligations and duties imposed on it under the Transaction Documents at any time on or after October 31, 1997, upon reasonable notice to the Trustee, provided that (i) a successor servicer is (A) available, (B) reasonably acceptable to the Operating Adviser, the Depositor, and the Trustee and (C) willing to assume the obligations, responsibilities and covenants to be performed under the Transaction Documents by the Special Servicer on substantially the same terms and conditions, and for not more than equivalent compensation, as herein provided, and (ii) the Rating Agencies shall have confirmed in writing that such resignation and designation of a successor servicer shall not result in a qualification, downgrade or withdrawal of any rating of any of the Certificates then rated. Any costs of such resignation and of obtaining a replacement Special Servicer shall be borne by the Special Servicer and shall not be an expense of the Trust. No such resignation shall become effective unless and until such successor special servicer enters into an agreement with the Trustee, in form reasonably satisfactory to the Trustee, assuming the obligations and responsibilities of the Special Servicer under the Transaction Documents.

                  Section 4.22 ASSIGNMENT OR DELEGATION OF DUTIES BY THE SPECIAL SERVICER.

                  Except as expressly provided herein, the Special Servicer shall not assign or transfer any of its rights, benefits or privileges under the Transaction Documents as special servicer to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Special Servicer under the Transaction Documents; provided, however, the Special Servicer may subcontract to a third party any site inspections required to be performed by it under the Transaction Documents (and it will be responsible for the acts and omissions of such third party in such regard).

                  Section 4.23 LIMITATION ON LIABILITY OF THE SPECIAL SERVICER AND OTHERS.

                  Neither the Special Servicer nor any of the directors, officers, employees or agents of the Special Servicer shall be under any liability to the Certificateholders, the Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to the Transaction Documents, or for errors in judgment; provided that this provision shall not protect the Special Servicer or any such person against any breach of a representation, warranty or covenant contained herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of duties or by reason of reckless disregard for its obligations and duties under the Transaction Documents. The Special Servicer and any director, officer, employee or agent of the Special Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising under the Transaction Documents. The Special Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Specially Serviced Mortgage Loans in accordance with the Transaction Documents; provided that the Special Servicer in its sole discretion may undertake any such action which it may reasonably deem necessary or desirable in order to protect the interests of the Certificateholders and the Trustee in the Specially Serviced Mortgage Loans and the REO Properties, and shall undertake any such action if instructed to do so by the Depositor or Trustee. All legal expenses and costs of such action shall be expenses and costs of the Trust reimbursable to the Special Servicer pursuant to Section 2.02(a) of the Servicing Agreement.

                  Section 4.24      INDEMNIFICATION; THIRD PARTY CLAIMS.

                  (a) The Special Servicer and any director, officer, employee or agent of the Special Servicer shall be indemnified and held harmless by the Trust out of the Custodial Account against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action relating to (i) the Transaction Documents (unless such legal action is incidental to the performance of its obligations and duties thereunder, in which case such expenses on such items will be reimbursable to the Special Servicer only as and to the extent otherwise provided therein) and (ii) any action taken by the Special Servicer in accordance with instructions delivered in writing to the Special Servicer by the Trustee pursuant to any provision of the Transaction Documents, in each case, other than any loss, liability or expense incurred by reason of the Special Servicer's breach of any representation, warranty or covenant in any of the Transaction Documents, the Special Servicer's willful misfeasance, bad faith or negligence in the performance of duties under the Transaction Documents or by reason of reckless disregard of obligations and duties under the Transaction Documents. The Special Servicer shall immediately notify the Trustee if a claim is made by a third party with respect to the Transaction Documents or the Specially Serviced Mortgage Loans entitling the Special Servicer to indemnification hereunder, whereupon the Trustee on behalf of the Trust shall assume the defense of any such claim (with counsel reasonably satisfactory to the Special Servicer) and, subject to Sections 7.11 and 7.12 of the Trust Agreement and the first sentence of Section 4.24(b) below, pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree that may be entered against it or them in respect of such claim. Any failure to so notify the Trustee shall not affect any rights the Special Servicer may have to indemnification under this Agreement or otherwise, unless the Trust is materially prejudiced thereby. The indemnification provided for in this Section 4.24(a) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (b) The Special Servicer agrees to indemnify the Trustee, the Fiscal Agent, the Servicer and any director, officer, employee or agent of any of them and the Trust, and hold each of them harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that any of them may sustain arising from or as a result of any breach of any covenant in the Transaction Documents by the Special Servicer or the willful misfeasance, bad faith or negligence in the performance of duties under the Transaction Documents or by reason of reckless disregard of obligations and duties under the Transaction Documents by the Special Servicer or by reason of the Special Servicer's improper use of a power of attorney furnished by the Trustee pursuant to Section 4.04(a) or 4.06(b). The Trustee, the Fiscal Agent or the Servicer, as the case may be, shall immediately notify the Special Servicer if a claim is made by a third party with respect to the Transaction Documents or the Specially Serviced Mortgage Loans entitling it (or, in the case of the Trustee, itself or the Trust) to indemnification hereunder, whereupon the Special Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Trustee, the Fiscal Agent or the Servicer, as the case may be) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Special Servicer shall not affect any rights the Trust or the Trustee, the Fiscal Agent or the Servicer, as the case may be, may have to indemnification under this Agreement or otherwise, unless the Special Servicer's defense of such claim is materially prejudiced thereby. The indemnification provided for in this Section 4.24(b) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (c) The Depositor shall indemnify and hold harmless the Special Servicer and each director and officer of the Special Servicer, and each Person, if any, who controls the Special Servicer within the meaning of the 1933 Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Special Servicer or such director, officer or controlling person may become subject under the 1933 Act, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Registered Certificates under the 1933 Act as originally filed or any amendment thereof (collectively, for purposes of this Section 4.24, the "REGISTRATION STATEMENT"), or in the 1996-C2 Prospectus and 1996-C2 PPM (collectively, for purposes of this Section 4.24, the "DISCLOSURE DOCUMENTS"), or arises out of, or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Document, in light of the circumstances under which they were made) not misleading and shall reimburse the Special Servicer for any legal and other expenses reasonably incurred by the Special Servicer or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Disclosure Documents in reliance upon and in conformity with written information concerning the Special Servicer furnished to the Depositor by or on behalf of the Special Servicer specifically for inclusion therein. The Special Servicer shall immediately notify the Depositor if a claim is made by a third party entitling the Special Servicer to indemnification under this Section 4.24(c), whereupon the Depositor shall assume the defense of any such claim (with counsel reasonably satisfactory to the Special Servicer) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Depositor shall not affect any rights the Special Servicer may have to indemnification under this
Section 4.24(c), unless the Depositor is materially prejudiced thereby. The indemnification provided for in this Section 4.24(c) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (d) The Special Servicer shall indemnify and hold harmless the Depositor, each director and officer of the Depositor and each Person, if any, who controls the Depositor within the meaning of the 1933 Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Documents, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, and shall reimburse the Depositor for any legal and other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Special Servicer furnished to the Depositor by or on behalf of the Special Servicer specifically for inclusion therein. The Depositor shall immediately notify the Special Servicer if a claim is made by a third party entitling the Depositor to indemnification under this Section 4.24(d), whereupon the Special Servicer shall assume the defense of any such claim (with counsel reasonably satisfactory to the Depositor) and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. Any failure to so notify the Special Servicer shall not affect any rights the Depositor may have to indemnification under this Section 4.24(d), unless the Special Servicer is materially prejudiced thereby. The indemnification provided for in this Section 4.24(d) shall survive the termination of any of the Transaction Documents and the termination or resignation of any of the Trustee, the Fiscal Agent, the Servicer and the Special Servicer under any of the Transaction Documents.

                  (e) The Special Servicer and the Depositor expressly agree that the only information furnished by or on behalf of the Special Servicer for inclusion in the Disclosure Documents is the information set forth in the first paragraph under the caption "SERVICING OF MORTGAGE LOANS--The Special Servicer--General" in the 1996-C2 Prospectus Supplement, which information the Special Servicer hereby represents and warrants is true and correct as of the date of the 1996-C2 Prospectus Supplement and as of the Closing Date.

                  Section 4.25      THE SPECIAL SERVICER'S QUALIFICATION TO
                                    SERVICE.

                  The Special Servicer shall keep in full effect such qualifications as are necessary to conduct business and any necessary licenses as are required in connection with the performance of its duties under the Transaction Documents.

                  Section 4.26 THE SPECIAL SERVICER NOT TO OWN RESIDUAL CERTIFICATES.

                  The Special Servicer shall not own any Residual Certificates.

                  Section 4.27      TAX REPORTING.

                  The Special Servicer shall provide the necessary information to the Servicer to allow the Servicer to comply with the Mortgagor tax reporting requirements imposed by Sections 6050J and 6050P of the Code with respect to any Specially Serviced Mortgage Loan.


                                    ARTICLE V

                              REMIC ADMINISTRATION

                  Section 5.01      COMPLIANCE WITH REMIC PROVISIONS.

                  The Special Servicer shall act in accordance with (i) the Transaction Documents, (ii) any and all instructions, notices and directions of the Trustee that are in accordance with the Transaction Documents and (iii) the provisions of the Code relating to REMICs, in order to create or maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the Code or, as appropriate, adopt a plan of complete liquidation for any such REMIC. The Special Servicer shall not take any action or cause any of REMIC I, REMIC II or REMIC III to take any action that could (i) endanger the status of REMIC I, REMIC II or REMIC III as a REMIC under the Code or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) or on prohibited contributions pursuant to Code Section 860G(d)), unless the Special Servicer and the Trustee have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

                  Section 5.02      MODIFICATIONS OF MORTGAGE LOANS.

                  Notwithstanding anything to the contrary in this Agreement, the Special Servicer shall not permit any modification of any material term of a Mortgage Loan (including the interest rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan, or any other material term thereof, including the release or substitution of any collateral therefor), unless (i) the Depositor and the Trustee have received an Opinion of Counsel or a ruling from the Internal Revenue Service (at the expense of the party making the request of the Special Servicer to modify the Mortgage Loan) to the effect that such modification would not constitute a "significant modification" within the meaning of Treas. Reg. ss. 1.860G-2(b)(ii) or (ii) such modification meets the requirements set forth in Section 4.05(c).


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  Section 6.01      BINDING NATURE OF AGREEMENT; BENEFITS OF
                                    AGREEMENT.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns and shall inure to the benefit of the Certificateholders and the Fiscal Agent. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement, their permitted successors and assigns hereunder, the Certificateholders and the Fiscal Agent, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                  Section 6.02      ENTIRE AGREEMENT.

                  The Transaction Documents (including, without limitation, this Agreement) contain the entire agreement and understanding among the parties hereto with respect to the subject matter thereof and supersede all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms of the Transaction Documents control and supersede any course of performance or usage of the trade inconsistent with any of the terms thereof.

                  Section 6.03      AMENDMENT.

                  This Agreement may be amended from time to time by the Trustee and the Special Servicer by an instrument in writing signed by both of them; provided that any amendment adversely affecting the obligations or interests of the Depositor or the obligations of the Servicer or the Fiscal Agent under this Agreement shall require the written consent of the Depositor, the Servicer or the Fiscal Agent, as the case may be, and no amendment shall adversely affect the status of any of REMIC I, REMIC II or REMIC III as a REMIC for federal income tax purposes. The costs and expenses associated with any such amendment shall be borne by the party requesting the amendment. The Depositor shall forward a copy of any amendment agreed to under this Section 6.03 to the Servicer.

                  Section 6.04      GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 6.05      NOTICES.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by: (a) the Trustee at 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107,
Attention: Asset-Backed Securities Trust Services Group-LB Mortgage Trust II, Series 1996-C2, (b) the Depositor at 200 Vesey Street, New York, New York, 10285, Attention: Manager of Commercial Contract Finance, (c) the Special Servicer, 11200 Rockville Pike, Rockville, Maryland 20852, Attention: Frederick
R. Burchill (with copies to David Iannarone, Esq., 11200 Rockville Pike, Rockville, Maryland 20852) and (d) the Servicer at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, Attention: Master Servicing Manager, with a copy to GMAC Mortgage Corporation, 100 Witmer Road, Horsham, Pennsylvania 19044-0963,
Attention: General Counsel; or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.

                  Copies of all notices, reports, certificates and amendments delivered to any party hereunder shall be mailed to each Rating Agency as follows: in the case of Moody's, 99 Church Street, New York, New York 10007,
Attention: Commercial Mortgage Surveillance Group; in the case of D&P, 55 East Monroe Street, Chicago, Illinois 60603, Attention: Structured Finance - Commercial Real Estate Monitoring; and, in the case of Fitch, One State Street Plaza, New York, NY 10004, Attention: Commercial Mortgage Surveillance; or as to each such Rating Agency such other address as may hereafter be furnished by such Rating Agency to the parties hereto in writing.

                  Section 6.06      SEVERABILITY OF PROVISIONS.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 6.07      INDULGENCES; NO WAIVERS.

                  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  Section 6.08      HEADINGS NOT TO AFFECT INTERPRETATION.

                  The headings contained in this Agreement are for convenience of reference only and shall not be used in the interpretation hereof.

                  Section 6.09      COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                  Section 6.10      REMEDIES OF THE TRUSTEE.

                  The Trustee shall have the right to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect its interests, as well as those of the Certificateholders (including, without limitation, the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy.

                  Section 6.11      SUCCESSORS AND ASSIGNS.

                  Any permitted successor or assign of the Special Servicer hereunder, of the Trustee under the Trust Agreement or of the Servicer under the Servicing Agreement shall, in each such case, succeed to the rights and obligations of such party under the other Transaction Documents without the execution or filing of any paper or any further act on the part of any of the parties to any of the Transaction Documents, anything herein to the contrary notwithstanding.

                  IN WITNESS WHEREOF, each of the Trustee, the Depositor, the Special Servicer and the Servicer has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.


                                 LASALLE NATIONAL BANK, as Trustee



                                 By:_________________________________
                                 Name:
                                 Title:


                                 STRUCTURED ASSET SECURITIES
                                 CORPORATION, as Depositor



                                 By:_________________________________
                                 Name:
                                 Title:


                                 GMAC COMMERCIAL MORTGAGE
                                 CORPORATION, as Servicer



                                 By:_________________________________
                                 Name:
                                 Title:


                                 CRIIMI MAE SERVICES LIMITED
                                 PARTNERSHIP, as Special Servicer

                                 By:      CRIIMI MAE Management, Inc.,
                                          its general partner



                                 By:_________________________________
                                 Name:
                                 Title:

                  EXHIBIT A


                              FORM OF TRUST RECEIPT


To:      LaSalle National Bank
         135 South LaSalle Street, Suite 1740
         Chicago, IL  60674-4107
         Attn:  Asset-Backed Securities Trust Services Group

         Re:  LB MORTGAGE TRUST II, SERIES 1996-C2

Date :

                  In connection with the special servicing and administration of certain mortgage loans (each, a "Specially Serviced Mortgage Loan") under the Special Servicing Agreement, dated as of October 1, 1996 (the "Special Servicing Agreement"), among LaSalle National Bank as trustee (the "Trustee"), Structured Asset Securities Corporation as depositor, the undersigned as Special Servicer (the "Special Servicer") and GMAC Commercial Mortgage Corporation as servicer, the undersigned hereby requests a release of the Mortgage File held by you, as Trustee (or by a Custodian on your behalf), with respect to the following described Specially Serviced Mortgage Loan, for the reason indicated below.

                  Mortgagor's Name:
                  Address:
                  Loan No.:
                  Reason for requesting file:

         __ Specially Serviced Mortgage Loan paid in full. (The Special Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Custodial Account pursuant to the Special Servicing Agreement.)

         __       The Specially Serviced Mortgage Loan is being foreclosed.

         __       Other.  (Describe)


                  The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Special Servicing Agreement and will be returned to you within a reasonable time after our receipt of the Mortgage File, except if the Specially Serviced Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) and except if the Specially Serviced Mortgage Loan is being foreclosed or a deficiency judgment is being pursued with respect thereto (in which case the Mortgage File will be returned when no longer required by us for such purpose).

                  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Special Servicing Agreement.

                              CRIIMI MAE SERVICES LIMITED
                              PARTNERSHIP, as Special Servicer

                              By:      CRIIMI MAE Management, Inc.,
                                       its general partner



                              By:_______________________________________
                              Name:
                              Title:


                                                    SCHEDULE I

                                     AMOUNT OF PRINCIPAL AND INTEREST COLLECTED BY THE SPECIAL SERVICER
                                         TO BE DISTRIBUTED TO THE SERVICER FOR APPLICATION OF FUNDS




                                 ACTUAL        SCHEDULED         PAYMENT                                       PAID
       LOAN                     PRINCIPAL      PRINCIPAL        EFFECTIVE       SCHEDULED                       TO       EFFECTIVE
      NUMBER          NAME       BALANCE        BALANCE            DATE          PAYMENTS    PREPAYMENTS     INTEREST       DATE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                                              REO PROPERTY NAME                                          SCHEDULE II
                                                            STATEMENT OF EARNINGS
                                                    FOR THE PERIOD ENDING ______________


                                                               CURRENT MONTH                               YEAR TO DATE
                                               ACCOMPLISHED      PLANNED       VARIANCE       ACCOMPLISHED     PLANNED      VARIANCE
                                               ------------      -------       --------       ------------     -------      --------

INCOME:
         RENTAL INCOME
         OTHER RENTS
         REIMBURSEMENTS
         OTHER INCOME

         TOTAL INCOME

OPERATING EXPENSES:
         SALARIES & WAGES/BENEFITS
         ADMIN & GENERAL OH
         LEASING & MARKETING
         REPAIRS AND MAINTENANCE
         JANITORIAL & TRASH
         SECURITY & SAFETY
         UTILITIES
         LEGAL & PROFESSIONAL
         INSURANCE EXPENSE
         OTHER EXPENSES

         TOTAL OPERATING INCOME

         NET OPERATING INCOME (LOSS)

DEBT SERVICE:
         GROUND LEASE EXPENSES
         INTEREST EXPENSE

         TOTAL DEBT SERVICE

                  NOI AFTER DEBT SERVICE

NON OPERATING EXPENSES:
         LEASING COMMISSIONS
         TENANT IMPROVEMENTS
         LEGAL FEES OWNER/LEASING
         OTHER NON OPERATING EXPENSES


         TOTAL NON OPERATING EXPENSES

                  NET REO INCOME (LOSS)

Special Servicing Agreement
Sections 2.02(a) and 2.02(c)

                                                                     SCHEDULE II


ASSESSED VALUE


Land_____________________                   Owner:______________________________

Improvements_____________                   Telephone:__________________________

Other____________________                   Property Address:___________________
                                                             ___________________
Total____________________                                    ___________________



         I certify that the above information contained herein is correct.